UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Powell Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POWELL INDUSTRIES, INC.

8550 Mosley Road

Houston, Texas 77075

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held February 26, 2014

To the Stockholders of Powell Industries, Inc.:

Notice is hereby given that the Annual Meeting of the Stockholders of Powell Industries, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company at 7232 Airport Boulevard, in Houston, Texas 77061 on Wednesday, February 26, 2014 at 11:00 a.m., Houston time, for the following purposes:

1.	To elect three (3) members of the Company’s Board of Directors, with terms to expire in 2017;

2.	To approve the Company’s 2014 Equity Incentive Plan;

3.	To approve the Company’s 2014 Non-Employee Director Equity Incentive Plan;

4.	To hold a stockholder advisory vote on the compensation of executives; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The stock transfer books will not be closed. Stockholders of record as of the close of business on January 3, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of stock on the books of the Company after such record date.

You are cordially invited to attend the meeting in person. YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors

/s/ Thomas W. Powell
Thomas W. Powell
Chairman of the Board

Houston, Texas

January 8, 2014

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to

be Held on February 26, 2014

This Notice, Proxy Statement, Form of Proxy And Annual Report Are Available At:

http://investor.shareholder.com/powell/annual-proxy.cfm

POWELL INDUSTRIES, INC.

8550 Mosley Road

Houston, Texas 77075

PROXY STATEMENT

January 8, 2014

Annual Meeting of Stockholders

February 26, 2014

SOLICITATION AND VOTING RIGHTS

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Powell Industries, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, February 26, 2014 at 11:00 a.m., Houston time, at the offices of the Company at 7232 Airport Boulevard, in Houston, Texas 77061, or at any adjournment thereof.

This Proxy Statement, proxy and the accompanying Notice of Annual Meeting and Annual Report on Form 10-K for year ended September 30, 2013, including consolidated financial statements, will be mailed to stockholders on or about January 8, 2014. The Board of the Company has fixed January 3, 2014, as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of January 3, 2014, there were 11,994,712 shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), outstanding. Each holder of Common Stock will be entitled to one vote for each share owned, except as noted below.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. When brokers complete proxy forms, they generally vote on those matters as to which they are entitled to vote. On those matters as to which brokers are not entitled to vote without instructions from their customers and have not received such instructions, brokers generally indicate on their proxies that they lack voting authority as to those matters. As to those matters, such indications are called “broker non-votes.”

The vote of a plurality of the shares entitled to vote and represented at a meeting at which a quorum is present is required for the election of directors. The persons receiving the greatest number of votes cast at the meeting to fill the directorships with terms to expire in 2017 will be elected as directors of the Company, class of 2017. Thus, abstentions and broker non-votes will have no effect on the election of directors. The affirmative vote of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to approve the Company’s 2014 Equity Incentive Plan, the Company’s 2014 Non-Employee Director Equity Incentive Plan and any other matters which may come before the meeting, and broker non-votes will have the effect of negative votes as to such matters for which the broker is entitled to vote and no effect on such matters for which the broker is not entitled to vote. The proposal related to the non-binding approval of executive compensation is advisory only and therefore does not require a particular number of affirmative votes. Although the advisory vote on executive compensation is non-binding, the compensation committee of the Board (the “Compensation Committee”) values the opinions of the Company’s stockholders, and will consider the outcome of the vote when making future executive compensation arrangements.

Shares of the Common Stock present or represented at the Annual Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

The shares represented by each valid proxy received by the Company on the form solicited by the Board will be voted in accordance with instructions specified on the proxy. A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Secretary of the Company an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or the Internet. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

Each year in connection with the annual meeting of stockholders, the Company is required to send to each stockholder of record a proxy statement and annual report, and to arrange for a proxy statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold shares of Common Stock in multiple accounts, this process results in duplicate mailings of proxy statements and annual reports to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record.    If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact the Company by mail at 8550 Mosley Road, Houston, Texas 77075 or by telephone at (713) 947-4422.

Beneficial Stockholders.    If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other stockholders of the Company who share an address with you. If you currently receive more than one proxy statement or annual report at your household, and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies.    If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report, as applicable, for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy statements or annual reports. If you wish to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address in the future, you may contact the Company by mail at 8550 Mosley Road, Houston, Texas 77075 or by telephone at (713) 947-4422.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The terms of three directors are scheduled to expire at the 2014 Annual Meeting or until their successors are duly elected and qualified under the Company’s bylaws. The terms of the remaining directors continue after the Annual Meeting. The Nominating and Governance Committee has nominated Eugene L. Butler, Christopher E. Cragg and Bonnie V. Hancock for election as directors with terms scheduled to expire in fiscal 2017 or until their successors are duly elected and qualified. Ms. Hancock and Messrs. Butler and Cragg currently serve as directors of the Company with terms scheduled to expire at the 2014 Annual Meeting or until their successors are duly elected and qualified. Although the Board does not contemplate that any nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for a substitute nominee.

RECOMMENDATION OF THE BOARD

The Board recommends that the stockholders vote FOR the election of each of the nominees.

PROPOSAL NO. 2

APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN

We are asking you to approve the Powell Industries, Inc. 2014 Equity Incentive Plan (the “2014 Plan”), which the Compensation Committee adopted on December 2, 2013. The 2014 Plan will only become effective if approved by the stockholders at the Annual Meeting. Upon stockholder approval of the 2014 Plan, no further awards will be made under the 1992 Powell Industries, Inc. Stock Option Plan or the Powell Industries, Inc. 2006 Equity Compensation Plan.

We are asking you to authorize 750,000 shares for future issuance under the 2014 Plan, which together with Proposal No. 3, will contribute to a potential dilution of approximately 7.5%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the 2014 Plan, (ii) the total number of shares available for issuance under the 2014 Non-Employee Director Equity Incentive Plan, and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. The Company believes a potential dilution of 7.5% approximates the median dilution of other companies in our peer group. In considering this proposal, stockholders should also be aware that the average number of shares granted under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding, is approximately 0.5%, a percentage the Company believes is below the average of our peer group. The Company anticipates that the requested number of shares for the 2014 Plan will be sufficient to meet the needs of our long-term incentive program for at least five years.

The purpose of the 2014 Plan is to promote the success of, and enhance the value of, the Company by linking the personal interests of employees and consultants to the stockholders. We believe that to be successful, our employees need to think like owners. Consistent with this philosophy, our equity program continues to be broad-based to provide us with a competitive advantage in our efforts to hire and retain top talent. In order to continue to make grants of equity in accordance with the compensation philosophy adopted by the Compensation Committee, the Compensation Committee and the Board have approved, and are asking you to approve, the 2014 Plan.

The 2014 Plan is intended to comply with Section 162(m) of the Internal Revenue Code (the “Code”), as amended, which generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to certain of our executive officers unless such compensation is based on objective performance goals that are approved by the stockholders. To qualify under Section 162(m), the material terms under which the particular performance-based compensation is to be paid, including (1) the performance goals, (2) the group of employees whose compensation would be subject to the performance goals, and (3) the maximum amount payable to an executive officer, must be disclosed to, and approved by, the stockholders. Section 162(m) requires that the disclosure to the stockholders be specific enough for them to determine the maximum amount of compensation that could be payable to an employee under a performance goal during a specified period.

Material Terms of the 2014 Plan

Authorized Shares; Limits on Awards; Lapsed Awards.    The maximum number of common shares that may be issued or transferred pursuant to awards under the 2014 Plan equals 750,000, all of which may be subject to incentive stock option treatment. Additionally, the maximum number of shares subject to stock options and stock appreciation rights that are granted during any calendar year to any individual under the 2014 Plan is 250,000 shares. The total number of shares that may be issued for awards to any single participant during a calendar year for other stock-based awards (excluding stock options and SARs) is 100,000 and for cash awards is $2,500,000. If any outstanding award under the 2014 Plan expires, is terminated or is cancelled without having been exercised or settled in full, the shares of common stock subject to the expired, terminated or cancelled portion of the award shall be added to the maximum number of shares of common stock authorized under the 2014 Plan.

Eligibility.    Persons eligible to receive awards under the 2014 Plan include our officers, employees and consultants. The Administrator determines from time to time the participants to whom awards will be granted.

Performance-Based Awards.    The Compensation Committee of the Board may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. In order to qualify as performance-based compensation, the performance objective(s) used for the performance-based award must be from the list of performance objectives set forth in the 2014 Plan. The performance objectives set forth in the 2014 Plan are: net income; cash flow; cash flow on investment; pre-tax or post-tax profit levels or earnings; operating income or earnings; closings; return on investment; earned value added; expense reduction levels; free cash flow; free cash flow per share; earnings per share; net earnings per share; net earnings from continuing operations; sales growth; sales volume; economic profit; expense reduction; controlled expenses; return on assets; return on net assets; return on equity; return on capital; return on sales; return on invested capital; organic revenue; growth in managed assets; total shareholder return; stock price; stock price appreciation; EBITDA; adjusted EBITDA; return in excess of cost of capital; profit in excess of cost of capital; net operating profit after tax; operating margin; profit margin; adjusted revenue; revenue; net revenue; operating revenue; net cash provided by operating activities; net cash provided by operating activities per share; cash conversion percentage; new sales; net new sales; cancellations; gross margin; gross margin percentage; revenue before deferral; regulatory body approval for commercialization of a product; implementation or completion of critical projects; research; in-licensing; out-licensing; product development; government relations; compliance; mergers; and acquisitions or sales of assets or subsidiaries. The Compensation Committee may select any number of performance objectives from this list of performance objectives when establishing the performance measures of a performance-based award, but such objectives must be set no later than 90 days after the beginning of the applicable performance period. The 2014 Plan allows performance objectives to be described in terms of objectives that are related to an individual participant or objectives that are company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of company performance (or performance of the applicable subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Material Features of the 2014 Plan

The following summary of the principal terms of the 2014 Plan is qualified in its entirety by the full text of such 2014 Plan, which has been filed as an exhibit to this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov. You may also obtain, free of charge, a copy of the 2014 Plan by writing to the Corporate Secretary at 8550 Mosley Drive, Houston, Texas 77075.

Purpose.    The purpose of the 2014 Plan is to attract and retain employees and consultants by providing them with additional incentives, and to promote the success of the company’s business.

Administration.    The Board or one or more committees appointed by the Board will administer the 2014 Plan. For this purpose the Board has delegated general administrative authority for the 2014 Plan to the Compensation Committee. The Compensation Committee may delegate some or all of its authority with respect to the 2014 Plan to another committee of directors and may delegate certain limited award grant authority to one or more officers of the Company. (The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.”) The Administrator determines the number of shares that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Along with other authority granted to the Administrator under the 2014 Plan, the Administrator may (i) determine fair market value, (ii) select recipients of awards, (iii) determine the number of shares subject to awards, (iv) approve form award agreements, (v) determine the terms and conditions of awards, (vi) amend outstanding awards, and (vii) allow participants to satisfy withholding tax obligations through a reduction of shares. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options without the approval of the stockholders of the Company.

Adjustments or Changes in Capitalization.    In the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects our common stock, the aggregate number of shares of common stock available under the 2014 Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate. In addition the Administrator may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Incentive Awards.    The 2014 Plan authorizes stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance-based awards, as well as other awards (described in the 2014 Plan) that are responsive to changing developments in management compensation. The 2014 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option.    A stock option is the right to purchase common shares at a future date at a specified price per share generally equal to, but not less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Federal Income Tax Treatment of Awards under the 2014 Plan,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Code and the 2014 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs.    A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a common share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share of Common Stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is typically for a fixed number of shares of Common Stock, subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a common share.

Acceleration of Awards; Possible Early Termination of Awards.    Upon a change in control of the Company, the vesting of all outstanding awards under the 2014 Plan will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. For this purpose a change in control is defined to include certain changes in the majority of the Board, the sale of all or substantially all of the Company’s assets, and the consummation of certain mergers or consolidations.

Transfer Restrictions.    Subject to certain exceptions, awards under the 2014 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by him or her.

Termination or Changes to the 2014 Plan.    The Board may amend or terminate the 2014 Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by the Board, the 2014 Plan will terminate on December 1, 2023. Generally speaking, outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the 2014 Plan

Federal income tax consequences (subject to change) relating to awards under the 2014 Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For “NSOs”, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, the Company is generally not entitled to a deduction, nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2014 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. The Company will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, the Company would generally have no corresponding compensation deduction.

If an award is accelerated under the 2014 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not “performance-based” within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

New Plan Benefits

Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2014 Plan.

RECOMMENDATION OF THE BOARD

The Board recommends that the stockholders vote FOR the approval of the 2014 Plan. The affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, will be required for adoption of the 2014 Plan.

PROPOSAL NO. 3

APPROVAL OF THE 2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

We are asking you to approve the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the “Director Plan”), which the Compensation Committee adopted on December 2, 2013. The Director Plan will only become effective if approved by the stockholders at the Annual Meeting. Upon stockholder approval of the Director Plan, no further awards will be made under the Powell Industries, Inc. Non-Employee Director Restricted Stock Plan and the Powell Industries, Inc. Non-Employee Director Stock Option Plan.

We are asking you to authorize 150,000 shares for future issuance under the Director Plan, which together with Proposal No. 2, will contribute to a potential dilution of approximately 7.5%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the Director Plan, (ii) the total number of shares available for issuance under the 2014 Plan, and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. The Company anticipates that the requested number of shares for the Director Plan will be sufficient to meet the needs of our long-term incentive program for at least five years.

The purpose of the Director Plan is to promote the success and enhance the value of the Company by linking the personal interests of non-employee directors to those of the stockholders. We believe that to be successful, the non-employee directors need to think like owners. Consistent with this philosophy, our equity program continues to be broad-based to provide us with a competitive advantage in our efforts to recruit and retain top talent. In order to continue to make grants of equity in accordance with the compensation philosophy adopted by the Compensation Committee, the Compensation Committee and the Board have approved and are asking you to approve the Director Plan.

Material Features of the Director Plan

The following summary of the principal terms of the Director Plan is qualified in its entirety by the full text of such Director Plan, which has been filed as an exhibit to this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov. You may also obtain, free of charge, a copy of the Director Plan by writing to the Corporate Secretary at 8550 Mosley Drive, Houston, Texas 77075.

Purpose.    The purpose of the Director Plan is to attract and retain non-employee directors by providing them with additional incentives, and to promote the success of the Company’s business.

Administration.    The Compensation Committee of the Board will administer the Director Plan. The Compensation Committee may delegate some or all of its authority with respect to the Director Plan to another committee of directors and may delegate certain limited award grant authority to one or more officers of the Company. (The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.”) The Administrator determines the terms and conditions of awards, including the price (if any) to be paid for the shares or the award. Along with other authority granted to the Administrator under the Director Plan, the Administrator may (i) determine fair market value, (ii) approve form award agreements, (iii) determine the terms and conditions of awards, and (iv) amend outstanding awards. The Administrator may not, however, effectuate a repricing or exchange of outstanding stock options without the approval of the stockholders of the Company.

Eligibility.    Persons eligible to receive awards under the Director Plan are non-employee directors of the Board.

Authorized Shares; Limits on Awards.    The maximum number of common shares that may be issued or transferred pursuant to awards under the Director Plan equals 150,000. Additionally, the maximum number of shares subject to stock options and stock appreciation rights that are granted during any calendar year to any individual under the Director Plan is 12,000 shares. The total number of shares that may be issued for awards to any single participant during a calendar year for other stock-based awards (excluding stock options and SARs) is 4,000.

Adjustments or Changes in Capitalization.    In the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects our common stock, the aggregate number of shares of common stock available under the Director Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Administrator deems necessary or appropriate. In addition the Administrator may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Incentive Awards.    The Director Plan authorizes stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, as well as other awards (described in the Director Plan) that are responsive to changing developments in director compensation. The Director Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option.    A stock option is the right to purchase common shares at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option granted under the Director Plan will be a nonstatutory stock option (“NSO”). Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs.    A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a common share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is typically for a fixed number of common shares subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service) imposed on such shares. A stock bonus may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a common share.

Acceleration of Awards; Possible Early Termination of Awards.    Upon a change in control of the Company, the vesting of all outstanding awards under the Director Plan will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. For this purpose a change in control is defined to include certain changes in the majority of the Board, the sale of all or substantially all of the Company’s assets, and the consummation of certain mergers or consolidations.

Transfer Restrictions.    Subject to certain exceptions, awards under the Director Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.

Termination of or Changes to the Director Plan.    The Board may amend or terminate the Director Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by the Board, the Director Plan will terminate on February 25, 2024. Generally speaking, outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the Director Plan

Federal income tax consequences (subject to change) relating to awards under the Director Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

For “NSOs”, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. The current federal income tax consequences of other awards authorized under the Director Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. The Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Director Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not “performance-based” within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

New Plan Benefits

Awards are subject to the discretion of the Administrator. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Director Plan.

RECOMMENDATION OF THE BOARD

The Board recommends that the stockholders vote FOR the approval of the Director Plan. The affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, will be required for adoption of the Director Plan.

PROPOSAL NO. 4

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 14A of the Exchange Act and the preference for annual non-binding advisory votes on executive compensation expressed by the Company’s stockholders at the 2011 Annual Meeting of Stockholders, the Board is providing the stockholders with the opportunity to endorse or not endorse the Company’s executive compensation (commonly known as “say-on-pay”) through consideration of the following non-binding advisory resolution:

“Resolved, that the stockholders approve the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement.”

Because your vote is advisory, it will not be binding on the Board. However, the Compensation Committee will consider the outcome of the vote when making decisions regarding future executive compensation arrangements.

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the advisory approval of the Company’s executive compensation. Unless otherwise indicated on your proxy, your shares will be voted FOR the advisory approval of the Company’s executive compensation.

BOARD OF DIRECTORS

The following table sets forth for each nominee and for each director whose term of office continues after the Annual Meeting, his name, age, principal occupation and employment for the past five years, offices held with the Company, the date he first became a director, and the date of expiration of his current term as director.

Name	Age	Principal Occupation for Past Five Years(1)	Offices Held With Company	Director Since	Term Expires
Eugene L. Butler	72	Director and CFO, Deep Down, Inc. since June 2007; Managing Director, CapSource Financial from 2005 to 2007; Chairman of the Board, Intercoastal Terminal from 1991 to 2005	Director	1990	2014
Christopher E. Cragg	52	Senior Vice President — Operations, Oil States International, Inc. since 2006; VP-Tubular, 2001 to 2006; President, Sooner Pipe, 2003 to 2006;	Director	2008	2014
Bonnie V. Hancock	52	Executive Director of the Enterprise Risk Management Initiative and Lecturer at the College of Management at North Carolina State University since 2005; President of Progress Fuels, a Progress Energy subsidiary from 2002 to 2005	Director	2010	2014
Scott E. Rozzell	64	Executive Vice President & General Counsel of CenterPoint Energy since 2001.	Director	2011	2015
Robert C. Tranchon	73	President and CEO, Reveille Technology from 1995 until his retirement in 2009; President, Chief Executive Officer, and Director of Ansaldo Ross Hill from 1997 to 2000	Director	2000	2015
John D. White	65	Partner, Murphree Venture Partners, LP since 2008; Managing Director of The Wind Alliance from 2009 to 2011; Chairman of the Board and CEO, Standard Renewable Energy Group, LLC since 2006.	Director	2012	2015

Name	Age	Principal Occupation for Past Five Years(1)	Offices Held With Company	Director Since	Term Expires
Joseph L. Becherer	71	Senior Vice President, Eaton Corporation from September 1995 until his retirement in October 1997	Director	1997	2016
Michael A. Lucas	53	President and Chief Executive Officer of the Company since August 20, 2012; President of Emerson Network Power from September 2010 to August 2012; Vice President of Emerson Energy Systems from January 2008 through September 2010.	Director	2012	2016
Thomas W. Powell	73	Chairman of the Board since 1984; President and Chief Executive Officer of the Company from 1984 through September 2008 and from September 14, 2011 through August 20, 2012	Director, Chairman of the Board	1984	2016

(1)	None of the corporations listed (other than the Company) is an affiliate of the Company.

Board Structure, Committee Composition and Meetings

As of the date of this Proxy Statement, the Board was comprised of nine members, divided into three classes.

The Board is comprised of a majority of independent directors. The Board has determined that Ms. Bonnie V. Hancock and Messrs. Joseph L. Becherer, Eugene L. Butler, Christopher E. Cragg, Thomas W. Powell, Scott E. Rozzell, Robert C. Tranchon and John D. White are “Independent Directors” as such term is defined by Listing Rule 5605(a)(2) of The NASDAQ Stock Market, and that the current members of the audit committee are also independent for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, or the Exchange Act. The Board based its determinations of independence primarily on a review of the responses the directors provided to questions regarding employment and compensation history, affiliations and family and other relationships.

Five meetings of the Board were held during the fiscal year ended September 30, 2013. No incumbent director attended fewer than seventy-five percent (75%) of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board during the period that such director served on such committees.

It is the Company’s policy that directors attend the Annual Meeting of Stockholders. At the Annual Meeting of Stockholders on February 20, 2013, all of the Company’s directors at that date were present. Stockholders may communicate with directors of the Company by writing to them at the Company’s headquarters. Communications addressed to the Board will be reviewed by the Secretary of the Company and directed to the members of the Board for their consideration.

Committees, Memberships and Meetings

The Board has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with the corporate governance rules of The NASDAQ Stock Market.

Audit Committee

The Audit Committee assists the Board in overseeing matters relating to the Company’s accounting and financial reporting practices, the adequacy of its internal controls and the quality and integrity of its financial statements. It is the Board’s agent in overseeing the integrity of financial reports of the Company and its subsidiaries, and the adequacy of disclosures to stockholders. The Audit Committee is the focal point for communication among other directors, the Company’s independent registered public accounting firm, internal auditors and management as their duties relate to financial accounting, reporting, and controls. The Audit Committee Charter does not permit the Audit Committee to delegate its authority. The Audit Committee held four meetings during the fiscal year ended September 30, 2013. All meetings of the Audit Committee were separate and apart from meetings of the full Board during fiscal year 2013.

The Audit Committee is comprised of Eugene L. Butler, Christopher E. Cragg, Bonnie V. Hancock and Robert C. Tranchon. The Board has determined that each of Messrs. Butler and Cragg qualify as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated under the Exchange Act, and that each is an independent director. A copy of the Audit Committee Charter is available on the Company’s web site, www.powellind.com, under the section entitled “Investor Relations.”

Compensation Committee

The Compensation Committee provides oversight on behalf of the full Board on development and administration of the Company’s executive compensation program and each benefit plan in which officers and directors are eligible to participate. The Compensation Committee regularly reviews the Company’s compensation practices, including the methodologies for setting the total compensation for senior management and officers. The Compensation Committee is responsible for determining compensation paid to the executive officers and for reviewing and recommending director compensation to the Board.

The Compensation Committee also strives to make the Company’s compensation competitive by comparing the Company’s practices and compensation levels against the results of surveys of related-industry companies. The Compensation Committee has the authority to directly engage independent consultants and periodically utilizes consultants to provide advice and recommendations regarding executive compensation. The Compensation Committee has the flexibility to exercise its independent judgment when establishing compensation policies, especially when rewarding individual performance. The Compensation Committee does not have the ability to delegate this authority.

The Compensation Committee is comprised of Joseph L. Becherer, Christopher E. Cragg, Bonnie V. Hancock and Scott E. Rozzell. The Compensation Committee held six meetings during the fiscal year ended September 30, 2013. The Compensation Committee also performs an annual self-evaluation and the most recent evaluation determined that the Committee met all expectations of the Compensation Committee Charter. A copy of the Compensation Committee Charter is available on the Company’s web site, www.powellind.com, under the section entitled “Investor Relations.”

Nominating and Governance Committee

The Nominating and Governance Committee proposes a slate of directors for election by the Company’s stockholders at each annual meeting and recommends candidates for appointment to the Board to fill any vacancy on the Board. The Nominating and Governance Committee is also responsible for establishing director qualifications and the selection criteria for new directors. The Nominating and Governance Committee recommends to the Board a slate of directors to serve on each standing committee of the Board and recommends one member of each standing committee to serve as chairman of the committee. The Nominating and Governance Committee is also responsible to review and monitor the adherence to the Corporate Governance Guidelines adopted by the Board.

The Nominating and Governance Committee is comprised of Eugene L. Butler, Robert C. Tranchon and John D. White. During the fiscal year ended September 30, 2013, the Committee held five meetings. In December 2013, the Nominating and Governance Committee met and discussed the current director candidates, and recommended to the Board the reelection of the three candidates nominated above. A copy of the Nominating and Governance Committee Charter is available on the Company’s web site, www.powellind.com, under the section entitled “Investor Relations.”

Director Compensation

The Company uses a combination of cash and equity based compensation in the form of restricted stock to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board. Only directors who are not employees of the Company or any of its subsidiaries or affiliates, are entitled to receive a fee, plus reimbursement of out-of-pocket expenses for their services as directors.

For fiscal year 2013, compensation for non-employee directors was comprised of the following components:

		Cash Compensation	Common Stock
Quarterly Retainer — Chairman		$22,500
Quarterly Retainer — All other directors		$10,000
Committee Chairman Meeting Fees	Audit	$3,000
(For each meeting attended)	Compensation	$2,000
	Nominating and Governance	$2,000
Committee Member Meeting Fees	Audit	$1,500
(For each meeting attended)	Compensation	$1,000
	Nominating and Governance	$1,000
Annual Restricted Stock Award			2,000

In addition to the above, the Company reimburses expenses related to attendance at meetings to non-employee directors.

On October 9, 2012, the Compensation Committee established stock ownership guidelines for its non-employee directors. Under these guidelines, each non-employee director is required to own and hold a minimum of 6,000 vested or unvested shares of the Company. Each non-employee director has three years to comply with the stock ownership guidelines.

The stockholders voted at the April 15, 2005 meeting to approve the Non-Employee Director Restricted Stock Plan. The total number of shares of Common Stock reserved under the plan is 150,000 shares. The plan is administered by the Compensation Committee. Eligibility to participate in the plan is limited to those individuals who are members of the Board of the Company and who are not employees of the Company or any affiliate of the Company. In accordance with the terms of the Plan, each non-employee director receives 2,000 restricted shares of the Company’s Common Stock annually.

DIRECTOR COMPENSATION FOR FISCAL 2013

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Joseph L. Becherer	46,000	115,340		161,340
Eugene L. Butler	56,000	115,340		171,340
James F. Clark(4)	23,000	- 0 -		23,000
Christopher E. Cragg	58,000	115,340		173,340
Bonnie V. Hancock	52,000	115,340		167,340
Thomas W. Powell	90,000	115,340	150,000	355,340
Scott E. Rozzell	47,000	115,340		162,340
Stephen W. Seale, Jr(5)	11,500	- 0 -		11,500
Robert C. Tranchon	56,000	115,340		171,340
John D. White	34,000	115,340		149,340

(1)	The amounts in this column reflect the aggregate grant date fair value.

(2)

All of the referenced stock awards relate to the annual issuance of 2,000 shares of restricted stock to each of our directors, which vest in two equal installments on the first and second anniversaries of the date of grant. Excepting grants to newly appointed directors, following any two years of service, each of our directors would hold 3,000 shares of unvested restricted stock (2,000 unvested shares from the most recent issuance and 1,000 unvested shares from the prior year’s issuance).

(3)

Mr. Powell is also covered by the Company’s Executive Benefit Plan. Pursuant to Mr. Powell’s Executive Benefit Agreement executed under such Plan, following normal retirement after age 65 and having completed at least ten years of continuous employment, he is entitled to salary continuation payments of $150,000 per year for five years beginning October 1, 2008 and then $75,000 per year for ten years beginning October 1, 2013.

(4)	Mr. Clark resigned from the Board on February 20, 2013.

(5)	Mr. Seale resigned from the Board on December 12, 2012.

CORPORATE GOVERNANCE

The Company has established Corporate Governance Guidelines, which may be found on the Governance page of the Company’s website, www.powellind.com. The Corporate Governance Guidelines include the definition of independence used by the Company to determine whether its directors and nominees for directors are independent, which are the same qualifications prescribed under the Marketplace Rules of The NASDAQ Stock Market. Pursuant to the Company’s Corporate Governance Guidelines, the Company’s non-management directors are required to meet in separate sessions without management on a regularly scheduled basis four times a year. Generally, these meetings occur as an executive session without the management director in attendance in conjunction with regularly scheduled meetings of the Board throughout the year. Because the Chairman of the Board was formerly a member of management, the separate non-management sessions are presided over by an independent director elected by a majority of the non-management directors.

Board Leadership Structure

The Chairman of the Board is elected by the Board on an annual basis. Mr. Powell currently serves as Chairman. The Board has determined that Mr. Powell should continue to serve in the role of Chairman based on various factors. First, as the Company’s long-time Chief Executive Officer and Chairman, Mr. Powell’s leadership and vision for the Company have been instrumental in its development, including his extensive knowledge and experience of the electrical manufacturing business derived from his decades of experience as CEO. Second, Mr. Powell is uniquely qualified to be the Company’s Chairman because he has years of experience in that role. Third, Mr. Powell has the confidence of the Board, the Company and its stockholders to continue to oversee the implementation of the Company’s business plan.

Board’s Role in Risk Oversight

The Board utilizes the Company’s risk management process to assist in fulfilling its oversight of the Company’s risks. Management, which is responsible for day-to-day risk management, conducts a risk assessment of the Company’s business annually and more often on an as-needed basis. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental aspect of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board in approving the Company’s business plans as promoted by management is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent auditor the Company’s policies with respect to risk assessment and risk management. The Audit Committee also assists the Board in fulfilling its duties and oversight responsibilities relating to the Company’s compliance with applicable laws and regulations and with conflict of interest issues that may arise. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Governance Committee considers risks related to corporate governance.

Risk Assessment in Compensation Programs

The Compensation Committee conducts an annual risk assessment to review and discuss the short-term and long-term risks that could threaten the value of the Company and its compensation and benefit arrangements for NEOs and other employees of the Company and its subsidiaries. This risk assessment process included: a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to company strategy. Although we reviewed all compensation programs, we focused on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout.

The Committee took the following risk considerations into account in developing the incentive plans:

•	Incentive plan metrics are aligned with our business strategy;

•	Performance objectives are balanced with the quality and sustainability of business results;

•	The full range of potential payouts under each plan is understood;

•	Short term incentive payouts are capped;

•	Long term incentive payouts were not previously capped; however, the LTI Plan was amended on December 2, 2013 to cap long term incentive payouts at 250% of the target units;

•	Leverage and ratio of incentive compensation to salary and total compensation are understood;

•	Performance, structure, and target incentive plan opportunities are comparable to those of industry or peers;

•	The Compensation Committee may exercise discretion where appropriate;

•	Focus on long-term performance aligns with stockholder interests and are paid over a time horizon that takes into account the risk horizon;

•	The Compensation Committee reviews and discusses material risks when considering incentive programs.

We believe that our incentive compensation programs provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; are compatible with effective internal controls and the risk-management practices of the Company; and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs. Based on the foregoing, the Compensation Committee determined that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Review, Approval or Ratification of Transactions with Related Persons

The Company reviews any transaction between the Company or a subsidiary of the Company and any of our directors, executive officers or any of their immediate family members or any nominee for director or a holder of more than 5% of any class of our voting securities and the amount of the transaction exceeds $120,000. The Company’s Code of Business Conduct and Ethics requires disclosure by directors of any situation that involves, or may reasonably be inferred to involve, a conflict between a director’s personal interests and the interests of the Company. The Company’s practice when such matters have been disclosed has been to refer the matter for consideration and final determination by the Audit Committee or the independent directors of the Board, or both, which have considered the fairness of the transaction to the Company, as well as other factors bearing upon its appropriateness. In all such matters, any director having a conflicting interest abstains from voting on the matters.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, including its executive officers, and directors. A copy of the Company’s Code of Business Conduct and Ethics may be obtained at the Investor Relations section of the Company’s website, www.powellind.com, or by written request addressed to the Secretary, Powell Industries, Inc., 8550 Mosley Road, Houston, Texas 77075. The Company intends to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of its code of ethics that apply to the Chief Executive Officer, Chief Financial Officer or Controller by posting such information on the Company’s website.

Communications with the Board

The Board, comprised of a majority of independent directors, has unanimously approved a process for stockholders, or other interested persons, to communicate with the Board. This process is located on the Governance page of the Company’s website, www.powellind.com. The relevant document is titled “Procedures for Communication with Directors.”

In addition, stockholders, or other interested persons, wishing to communicate with the Board for anonymous complaints about accounting, internal accounting control and auditing issues may call the Company’s toll-free governance hotline at 1-877-888-0002. The Audit Committee monitors these calls. All calls are documented, and those reports that are deemed to be substantive will be passed on to the Board. Stockholders, or other interested persons, calling the hotline should provide a sufficiently detailed description of the nature of the matter that the person wishes to communicate with the Board, as well as a name, telephone number, email address, or other contact information so that the Company can either respond to the communication or obtain additional information about the matter.

Nomination Process

The Nominating and Governance Committee will consider written recommendations from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Governance Committee c/o the Secretary, Powell Industries, Inc., 8550 Mosley Road, Houston, TX 77075 and should be accompanied by the following information:

•

all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•	the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder(s); and

•	appropriate biographical information and a statement as to the qualifications of the nominee.

The written recommendation should be submitted in the time frame described under the caption “Stockholder Proposals” below.

Nominees for director are selected on the basis of a number of qualifications including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by preparing a slate of candidates who meet the criteria for selection as a nominee and have specific qualities or skills being sought based on input from members of the Board. When formulating its recommendations for potential Board nominees, the Nominating and Governance Committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants, or other advisors as the Nominating and Governance Committee or the Board may deem appropriate.

The Nominating and Governance Committee evaluates the candidates by reviewing their biographical information and qualifications, with qualified nominees being interviewed by at least one member of the Committee. Members of the Board also have an opportunity to interview qualified nominees. The Nominating and Governance Committee then determines, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a nominee be nominated to fill a directorship with an expiring term. Candidates recommended by the Nominating and Governance Committee to fill a directorship with an expiring term are presented to the Board for selection as nominees to be presented for the approval of the stockholders. The Nominating and Governance Committee anticipates that a similar process will be used to evaluate nominees recommended by stockholders, but has not previously received a stockholder recommendation for a nominee for director. The Nominating and Governance Committee typically is responsible for recommending new members to the Board to fill the unexpired term of a directorship vacated during the term or new directorships created by any increase in the size of the Board.

As provided in the Company’s Bylaws, the Board is authorized to nominate and elect a new director when a vacancy occurs between annual meetings of stockholders. In the event of a vacancy on the Board between annual meetings of the Company’s stockholders, the Board may request that the Nominating and Governance Committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies.

Board membership criteria, which are disclosed in the Company’s Corporate Governance Guidelines on the Governance page of the Company’s website, www.powellind.com, are determined by the Board with input from the Nominating and Governance Committee. The Board is responsible for periodically determining the appropriate skills, perspectives, experiences, and characteristics required of Board candidates, taking into account the Company’s needs and current make-up of the Board. This assessment should include appropriate knowledge, experience, and skills in areas deemed critical to understanding the Company and its business, the candidate’s commitments to the boards of other companies, and personal characteristics, such as integrity and judgment. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director. It is the Board’s opinion that the qualification guidelines included in the Company’s Corporate Governance Guidelines are currently appropriate, but it may change these guidelines as the Company’s and Board’s needs warrant. In September 2011, the Board approved a resolution raising from 70 to 75 the age after which an independent director will not stand for reelection at the end of such director’s then current term.

Practices for Considering Diversity

The minimum criteria for selection of members to serve on our Board ensures that the Nominating and Governance Committee selects director nominees taking into consideration that the Board will benefit from having directors that represent a diversity of experience and backgrounds. Director nominees are selected so that the Board represents a diversity of experience in areas needed to foster the Company’s business success, including experience in the energy industry, finance, consulting, international affairs, public service, governance and regulatory compliance. Each year the Board and each committee participates in a self-assessment or evaluation of the effectiveness of the Board and its committees as a group. These evaluations assess the diversity of talents, expertise, and occupational and personal backgrounds of the Board members.

Director Qualifications

When identifying director nominees, the Nominating and Governance Committee will consider the following:

•	The person’s reputation, integrity and independence;

•

The person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board and the current state of the Company and the electrical distribution and energy industries generally at the time of determination;

•	The number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and

•	The person’s knowledge of areas and businesses in which the Company operates.

The Nominating and Governance Committee and the Board believe the above mentioned attributes, along with the leadership skills and other experience of its Board members described below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Joseph L. Becherer

•

Business leadership experience as a senior leader of several major electrical equipment manufacturers producing products and services similar to those manufactured and sold by the Company and for similar markets;

•	Significant experience in sales and marketing;

•	Serves on the Board of a private hospital.

Eugene L. Butler

•	Business leadership experience as an executive officer of several public companies serving the oil and gas industry;

•	Prior experience as a Certified Public Accountant (CPA) with a major accounting firm and is an audit committee financial expert pursuant to SEC rules;

•	Board experience with other public companies.

Christopher E. Cragg

•	Business leadership experience as an executive officer of a public company serving the oil and gas industry;

•	Prior experience as a CPA with a major accounting firm and is an audit committee financial expert pursuant to SEC rules;

•	Significant oil and gas industry experience with relationships with suppliers and customers.

Bonnie V. Hancock

•	Business leadership experience as a senior leader of a major investor-owned utility.

•	Prior experience in public accounting with accounting and tax expertise;

•	Corporate risk management expertise.

Michael A. Lucas

•	General management experience in diverse industries including electrical equipment manufacturers;

•	Extensive sales, marketing and product management experience in industrial markets; and

•	Serves as the Company’s President and Chief Executive Officer.

Thomas W. Powell

•	Business leadership experience as the prior Chief Executive Officer;

•	Over 40 years of experience in the industry with extensive relationships with suppliers and customers;

•	Significant experience in operational management, product development and sales.

Scott E. Rozzell

•	Public company experience, currently serving as Executive Vice President and General Counsel at a public utility;

•	Over 35 years of legal experience;

•	Extensive leadership experience in corporate governance.

Robert C. Tranchon

•

Business leadership experience as senior leader of a major electrical equipment manufacturer producing products and services similar to those manufactured and sold by the Company and for similar markets;

•	Prior experience as President and CEO of a software developer and provider to manufacturing entities;

•	Experience in information technology.

John D. White

•	Business leadership experience as Chairman and CEO of alternate energy companies;

•	Industry knowledge and experience in oil & gas and pipeline companies;

•	Extensive legal experience.

NOMINATING AND GOVERNANCE COMMITTEE REPORT

The Nominating and Governance Committee, upon its own recommendation and approval of the independent members of the Board, recommended that the Board nominate Eugene L. Butler, Christopher E. Cragg and Bonnie V. Hancock for re-election as directors, subject to stockholder approval, for a three-year term ending at the annual stockholder meeting in 2017 or until their successors are duly elected and qualified and has otherwise satisfied its responsibilities under its charter.

The Nominating and Governance Committee of the Board,

Robert C. Tranchon, Chairman

Eugene L. Butler

John D. White

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 3, 2014 (unless otherwise indicated below), the beneficial ownership of our common stock by each stockholder known to us to be the beneficial owner of more than five percent (5%) of the Company’s outstanding common stock, each director and nominee for director, each of the named executive officers, and all named executive officers and directors as a group. Unless otherwise indicated, the address for all current executive officers and directors is c/o Powell Industries, Inc., 8550 Mosley Road, Houston, Texas 77075.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Thomas W. Powell	2,543,255	(2)	21.2%
PO Box 12818 Houston, Texas 77217
FMR, L.L.C.	1,205,520	(3)	10.1%
82 Devonshire Street Boston, MA 02109
Royce & Associates, L.L.C.	735,748	(4)	6.1%
745 Fifth Avenue New York, NY 10019
Franklin Resources, Inc. .	844,800	(5)	7.0%
One Franklin Parkway San Mateo, CA 94403
BlackRock, Inc. .	732,765	(6)	6.1%
40 East 52nd Street New York, NY 10022
Joseph L. Becherer	18,371	(7)	*
Eugene L. Butler	16,000	(7)	*
Christopher E. Cragg	10,000	(7)	*
Neil Dial	—		*
Bonnie V. Hancock	6,500	(7)	*
Milburn E. Honeycutt	10,731	(8)	*
Michael A. Lucas	46,500	(9)	*
Don R. Madison	46,663	(10)	*
Scott E. Rozzell	5,500	(7)	*
Robert C. Tranchon	9,600	(7)	*
John D. White	2,500	(11)	*
All Executive Officers and Directors as a group (12 persons)	2,715,620	(12)	22.6%

*	Less than one percent (1%).

(1)	The persons listed have sole voting power and sole investment power with respect to the shares beneficially owned by them, except as otherwise indicated.

(2)

Mr. Powell has sole voting power and sole investment power with respect to 2,504,850 of such shares, of which 706,222 are held directly, and 1,798,628 are held by TWP Holdings, Ltd., a partnership controlled by Mr. Powell. Also includes 8,800 shares of restricted stock issued in accordance with the Company’s 1992 Stock Option Plan, 1,000 shares of restricted stock issued in accordance with the Company’s 2006 Equity Compensation Plan and 2,000 shares of restricted stock issued in accordance with the Company’s Non-Employee Director Restricted Stock Plan. Also includes 26,605 shares held by the Thomas Walker Powell Trust, of which Mr. Powell is a co-trustee and shares voting and investment power with respect to the shares held by such trust with the other co-trustees, Michael W. Powell and Holly C. Powell Pruitt.

(3)	The shares set forth in the table reflect the number of shares beneficially owned as of September 30, 2013, based on a Schedule 13G/A dated February 13, 2013 filed by FMR, LLC.

(4)	The shares set forth in the table reflect the number of shares beneficially owned as of September 30, 2013, based on a Schedule 13G/A dated January 17, 2013 filed by Royce & Associates, LLC.

(5)	The shares set forth in the table reflect the number of shares beneficially owned as of September 30, 2013, based on a Schedule 13G/A dated January 29, 2013 filed by Franklin Resources, Inc.

(6)	The shares set forth in the table reflect the number of shares beneficially owned as of September 30, 2013, based on a Schedule 13G/A dated February 4, 2013 filed by BlackRock, Inc.

(7)	Includes 3,000 shares of restricted stock issued in accordance with the Company’s Non-Employee Director Restricted Stock Plan.

(8)	Includes 399 shares held in trust for the account of Mr. Honeycutt under the Employees Incentive Savings Plan of the Company.

(9)	Represents 30,000 shares of restricted stock issued in accordance with the Company’s 2006 Equity Compensation Plan.

(10)

Includes 3,800 shares of restricted stock issued in accordance with the Company’s 1992 Stock Option Plan and 975 shares held in trust for the account of Mr. Madison under the Employees Incentive Savings Plan of the Company.

(11)	Includes 2,500 shares of restricted stock issued in accordance with the Company’s Non-Employee Director Restricted Stock Plan.

(12)

Includes 23,500 shares of restricted stock issued in accordance with the Company’s Non-Employee Director Restricted Stock Plan, 31,000 shares of restricted stock issued in accordance with the Company’s 2006 Equity Compensation Plan and 12,600 shares of restricted stock issued in accordance with the Company’s 1992 Stock Option Plan.

EXECUTIVE OFFICERS

The following table provides information regarding the executive officers of the Company who are not also a director or a nominee for director. The officers of the Company serve at the discretion of the Board of the Company.

Name	Age	Since	Position
Don R. Madison(1)	56	2001	Executive Vice President and Chief Financial and Administrative Officer
Milburn E. Honeycutt(2)	50	2005	Vice President, Controller and Chief Accounting Officer
Neil Dial(3)	62	2013	Senior Vice President and Chief Operating Officer

(1)

Mr. Madison was elected Executive Vice President and Chief Financial and Administrative Officer of the Company by the Board at its February 23, 2007 meeting which election became effective on that date. Mr. Madison had previously served as Vice President and Chief Financial Officer of the Company since October 1, 2001.

(2)

Mr. Honeycutt was elected Vice President, Controller and Chief Accounting Officer of the Company by the Board at its September 14, 2011 meeting which election became effective on that date. Mr. Honeycutt had previously served as Vice President and Controller of the Company since April 15, 2005.

(3)

Mr. Dial was elected Senior Vice President and Chief Operating Officer of the Company by the Board at its December 2, 2013 meeting, which election became effective as of December 1, 2013. Prior to joining the Company, Mr. Dial most recently served as Senior Vice President of Operations of Power-One, Inc., a provider of high-efficiency and high-density power supply products, since October 2008. From March 2001 to September 2008, Mr. Dial served as Vice President of Operations at Plexus Corporation, an electronic manufacturing service provider.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the design and purpose of our compensation programs applicable to our officers listed in the Summary Compensation Table. We refer to these officers as our Named Executive Officers, or NEOs. For the fiscal year ending September 30, 2013, they include Mr. Michael A. Lucas, President and Chief Executive Officer; Mr. Don R. Madison, Executive Vice President and Chief Financial and Administrative Officer, Secretary and Treasurer; and Mr. Milburn E. Honeycutt, Vice President, Controller and Chief Accounting Officer. The Compensation Committee of the Board has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy.

Overview

Over the last two fiscal years ending September 30, 2013, Powell Industries has delivered a return of 87% to shareholders. During that time, the company has executed on its expansion plans, solidified its base of business and grown net income. The Company’s strong balance sheet together with its access to debt financing and projected future cash flows put the Company position to adopt a cash dividend policy in 2013 with the first dividend paid in December 2013.

Over the last two years, the Company has restructured its compensation programs so that the annual cash incentive program is 100% performance-based and 60% of annual grants of equity vests based on net income growth. The Company has adopted a new peer group comprised of companies that operate primarily in Powell’s industry and are of reasonably comparable size.

The Company believes that the judicious use of relevant market benchmarks and the structuring of performance-based compensation communicate the Compensation Committee’s commitment to reasonable compensation opportunities for the Company’s executive officers that are consistent with returns realized by shareholders.

Finally, to mitigate certain risks that may be inherent in our executive compensation programs, and to respond to feedback received from investment advisory groups, the Company has adopted the following policies and programs:

•	Stock ownership guidelines for executives, which are in addition to guidelines adopted in 2012 for the Company’s non-employee directors;

•	A recoupment policy, to recoup compensation paid to an executive in the event the Company’s financial statements are restated and such restatement resulted from the executive’s misconduct;

•	A policy to prohibit an executive from engaging in a transaction to purchase a hedging instrument that protects the executive from downward changes in the Company’s stock price;

•	A policy that generally prohibits an executive from pledging stock of the Company that is otherwise held by him or her;

•	A policy to prohibit an executive from the holding of stock of the Company in a margin account;

•	A policy to prohibit the use of excise tax gross-ups in executive employment agreements, commencing with executive employment agreements entered into on or after October 1, 2013; and

•	Adoption of a limit on the number of shares that may be earned by each executive under long-term incentive awards, which replaces a prior compensation practice of no share limitation.

Executive Total Compensation Philosophy and Objectives

The Compensation Committee ensures that the total compensation paid to the Company’s executive team is fair, reasonable and competitive.

The Compensation Committee’s philosophy regarding the executive compensation program for our Named Executive Officers has been to provide compensation structured to maximize shareholder value by aligning the short-term and long-term interests of our executive officers with those of our investors. Our programs are intended to:

•	Attract, motivate, reward and retain key executive talent required to achieve corporate strategic objectives;

•	Reinforce the relationship between strong individual performance of executives and business results; and

•	Encourage our executives to focus on both the short-term and long-term performance of the Company.

The compensation offered by the Company to its officers is intended to be competitive within the markets in which we compete for executive talent. The Compensation Committee considers market reference points developed from peer company data and surveys and uses this information to assure that compensation programs are sufficient to attract and retain executive talent.

Compensation programs are designed so that a significant portion of executive pay opportunities are “at risk”, meaning that the ultimate compensation realized by our NEOs is tied to the Company’s financial and equity performance. In structuring incentive pay, the Committee is mindful that incentive programs should not encourage excessive risk taking and structures programs that are designed to balance short-term results and long-term, multi-year outcomes.

The response from the Company’s stockholders at the annual meetings held in 2013, 2012 and 2011 in regard to the advisory vote relating to compensation paid to executives was positive. Nevertheless, the Compensation Committee will, as a matter of practice, continually review the effectiveness and appropriateness of compensation practices and make adjustments based on internal considerations and external input as required and has responded as described in the Overview above.

Committee Overview

The Compensation Committee is comprised of Ms. Hancock and Messrs. Cragg, Becherer and Rozzell. Mr. Cragg serves as the Committee’s Chairman. Each member of the Compensation Committee is considered to be (1) “independent” under the currently applicable listing standards of the NASAQ; (2) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; and (3) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee operates under a written charter adopted by the Board. The Charter is available to view at http://investor.shareholder.com/powell/documents.cfm.

The Committee reviews and approves all compensation elements for the Named Executive Officers, including the CEO. In fulfilling its duties, the Committee considers information and recommendations from the CEO and may, under its charter, engage the services of an independent compensation consultant.

In 2013, the Committee engaged the services of BDO USA, LLP (“BDO”) as its independent consultant. Prior to entering into the engagement, the Committee determined that (i) BDO met the independence criteria under guidelines adopted by the NASDAQ in regard to compensation committee advisor independence and (ii) BDO’s work did not raise any conflicts of interest. Under the scope of the engagement, BDO has advised the Committee on market compensation levels and incentive plan matters and has provided assistance in the drafting of this Compensation Discussion and Analysis.

The Compensation Committee works with the Company’s Chief Executive Officer to establish an agenda for each meeting of the Compensation Committee and to prepare meeting materials. The Compensation Committee on occasion meets with the Company’s Chief Executive Officer and other executives to obtain recommendations with respect to the Company’s compensation programs and practices. Although management makes recommendations to the Compensation Committee regarding compensation of NEOs, the Compensation Committee is not bound by and does not always accept management’s recommendations. While our Chief Executive Officer attends some of the Compensation Committee meetings, the Compensation Committee also regularly holds executive sessions not attended by members of management or non-independent directors.

Executive Compensation Elements

The Company’s executive compensation program is comprised of the following elements:

•	Base Salary;

•	Short-term Cash Incentive Plan;

•	Long-term Compensation Plan, or LTCP; and

•	Benefits and Certain Perquisites.

Base Salary.    The Company pays base salaries to executive officers in order to compensate them for day-to-day services rendered to the Company over the course of each year. Salaries for executive officers are reviewed annually by the Compensation Committee. In determining individual salaries, the Compensation Committee considers the scope of the executive’s job responsibilities, unique skill sets and experience, individual contributions, market conditions, current compensation as compared to the results of peer analyses and surveys of related-industry companies, as well as the specific actions and strategic activities of such executive officer for the prior year. In particular, the Compensation Committee reviews the Chief Executive Officer’s job performance for the prior year, from both a quantitative aspect and a qualitative aspect as noted below under “Compensation Decisions for 2013”.

Short-Term Cash Incentive Compensation.    The Company utilizes cash incentive pay in order to incentivize the achievement of specific operating and financial objectives that are determined on an annual basis. The methodology for determining annual cash incentive pay is identical for each of our named executive officers

Long-Term Compensation.    It is the Company’s opinion that the interests of stockholders are best served when a portion of employee compensation is tied to the long term performance of the Company and the value realized by its investors. Pursuant to the Company’s 2006 Equity Compensation Plan, as amended, the Compensation Committee is authorized to grant stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other equity-based awards. Historically, the Company has used either stock options or time and performance-vesting restricted stock unit awards as a means to incentivize long-term employment and performance and to align individual compensation with the objective of building long-term stockholder value.

The Compensation Committee’s practice is to make all annual compensation decisions, including approval of equity awards to named executive officers, at its regularly scheduled September meeting. These awards subsequently become effective upon the Board of Director’s approval of the Company’s annual operating plan, which occurs in a Board meeting that immediately follows the Compensation Committee’s meeting on the same or the following day.

Perquisites and Benefits:    The Company provides its named executive officers with a very limited number of perquisites that the Compensation Committee believes are reasonable and consistent with its overall goal of offering competitive compensation programs. The Compensation Committee periodically reviews the levels of perquisites provided to the named executive officers to assure they remain reasonable and appropriate.

401(k) Plan.    Powell Industries, Inc. 401(k) Plan is a tax-qualified retirement savings plan in which most U.S. employees, including the named executive officers, are eligible to participate. Key elements of the plan include: participants may elect to make contributions on a pre-tax basis, contributions are limited by the tax code, the Company matches 100 percent of the first 4 percent of pay that is contributed to the savings plan, and all employee contributions vest immediately.

Factors Considered When Determining Total Compensation

Peer Group Information.    The Compensation Committee sets salaries and short-term and long-term incentive target levels based in part on what it believes to be the median of market practice, based on its consultant’s analysis of the compensation practices of a peer group of companies in similar industries, of reasonably similar size and with comparable business cycles. Additional market information may be considered using survey data obtained from Equilar. The Company does not necessarily set compensation at the median of market practice but rather uses the market median as an informal benchmark for measuring the overall competitiveness of executives’ total compensation opportunity given each individual’s performance, qualifications and experience and the performance of the Company.

In October 2012 the Committee made a thorough review of the companies that had comprised the peer group in prior years and made a number of revisions intended to include more companies in comparable business lines and of comparable size and exclude companies that did not necessarily conform to these criteria. The companies approved as the 2013 peer group are listed below. It is the Committee’s intent to routinely review the make-up of the peer group and, in consultation with its independent consultant, make adjustments to the composition of the group as deemed appropriate.

Compensation Peer Group for Fiscal 2013

Altra Holdings, Inc.	Ameresco, Inc.	A. O. Smith Corp.

AZZ Inc.	Belden, Inc.	Coleman Cable, Inc.

Daktronics, Inc.	Electro Scientific Industries, Inc.	EnerSys

Franklin Electric Company, Inc.	GrafTech International, Inc.	Littelfuse, Inc.

LSI Industries, Inc.	Preformed Line Products Co.	Woodward, Inc.

External Market Conditions and Individual Factors.    In addition to using peer and survey data, the Compensation Committee also takes into account external market conditions and individual factors when establishing the total compensation of each NEO. Some of these factors include the executive’s performance, level of experience, tenure and responsibilities and position, in addition to competitive pressures for that position within the industry, economic developments, the condition of labor markets and the financial and market performance of the Company. To assist the Committee in its evaluation, the Compensation Committee uses tally sheets that assign a dollar amount to each of these elements and outline the executive’s historical and proposed compensation. Finally the Compensation Committee considers internal equity when evaluating the compensation of our NEOs relative to one another.

Risks Inherent in Compensation Programs.    In designing incentive compensation opportunities for NEOs and other employees of the Company, the Committee reviews a comprehensive risk assessment conducted by management and considers mitigating controls intended to prevent unwanted outcomes, to determine whether any risks inherent in compensation programs might be material to the Company. The Compensation Committee has reviewed these matters and believes that the mix of compensation elements and the design of those elements, along with sound governance practices, do not encourage employees to take excessive risks that are likely to have a material adverse effect on us. In addition, The Company has adopted the following policies to mitigate against risks inherent in its compensation programs:

Executive Incentive Award Recoupment Policy

The Company has adopted a policy that (i) in the event of a restatement of the Company’s financial results (a “Restatement”) due to material noncompliance with any financial reporting requirement or misconduct by an executive, or (ii) in the event no Restatement is required but the Board determines an executive engaged in misconduct that contributed to inaccurate operation metrics; with (i) or (ii) resulting in any performance-based compensation paid during the 12 months preceding such Restatement that would have been lower had it been calculated based on such restated results, the Committee may, to the extent practicable and permitted by applicable law, seek to recover from such executive all of the incentive compensation paid to such executive or credited to such executive’s deferred compensation account for the relevant period.

Executive Stock Ownership Policy

The Company has adopted an executive stock ownership policy to (i) emphasize the link between the Company’s executives and the long term interests of the Company’s stockholders, and (ii) enhance the image of the Company by openly communicating to investors, lenders, market analysts, and the public that the interests of the Company’s executives are directly tied to the long-term success of the Company through personal capital investment in stock of the Company. Pursuant the Company’s stock ownership policy, certain executives are expected to accumulate and retain shares of the Company’s stock in order to achieve target ownership levels that are one to five times the executive’s base salary, depending on the executive’s position and title with the Company.

Executive Hedging and Pledging Policy

The Company has adopted a policy that prohibits certain executives from (i) engaging in any transaction to purchase hedging instruments that protect against downward changes in the Company’s stock price or (ii) holding securities of the Company in a margin account or pledging securities of the Company as collateral for any other loan. Shares subject to the Executive Hedging and Pledging policy are limited to shares of the

Company’s common stock that are subject to the Executive Stock Ownership Policy. In limited circumstances and on a case-by-case basis, an exception to prohibition (ii) may be granted by the chief executive officer of the Company (or the Committee if the executive in question is the chief executive officer).

How the Company Determines Changes in Compensation for Named Executive Officers

Chief Executive Officer:    The Compensation Committee evaluates the Chief Executive Officer’s performance based on:

•	The Company’s financial performance;

•	The accomplishment of long-term strategic objectives;

•	The development of the Company’s top management team;

•	Specific objectives assigned to the Chief Executive Officer; and

•	Leadership accomplishments.

The Compensation Committee considers the performance of the Chief Executive Officer compared to objectives and the general economic environment when determining his compensation. The Compensation Committee is responsible for ensuring that the views of the Board with respect to the performance of the Chief Executive Officer are reviewed and discussed with him on a periodic basis. The Compensation Committee makes final decisions regarding the Chief Executive Officer’s compensation.

Other Named Executive Officers:    Each year the Chief Executive Officer submits a performance assessment and compensation recommendation for each of the other Named Executive Officers to the Compensation Committee. The Chief Executive Officer also participates in the discussions with the Compensation Committee prior to their approval of compensation for such officers. The performance evaluation is based on factors such as:

•	Achievement of individual and the Company’s objectives;

•	Contribution to the Company’s performance; and

•	Leadership accomplishments.

While the Compensation Committee gives weight to the views of the CEO on executive compensation matters, the Committee may take other considerations into account. Ultimately, final compensation determinations are made at the Committee’s discretion.

Compensation Opportunities for Fiscal 2013

The base salary, short-term incentive opportunity and long-term incentive opportunity established for each of our NEOs are intended to provide total target compensation appropriately positioned relative to competitive norms for individuals in comparable positions and in markets in which we compete for executive talent. Consistent with our objectives, 67% of our Chief Executive Officer’s total target pay opportunity is offered in the form of short-term and long-term incentives. The following table shows the 2013 target direct compensation opportunities for our NEOs.

Target Pay Opportunity for Fiscal 2013

Named Executive Officer	Base Salary	Short-Term Incentive Target (Percent of base Salary)	Long-Term Incentive Target (Percent of base Salary)	Total Target Pay Opportunity
Michael A. Lucas	$590,000	100%	100%	$1,770,000
Don R. Madison	$350,000	75%	75%	$875,000
Milburn E. Honeycutt	$230,000	50%	50%	$460,000

Salary and Total Pay Opportunity.    In September 2012 the Compensation Committee considered whether adjustments to salaries were appropriate for the 2013 fiscal year and adjusted the salary of Mr. Madison, who, during Fiscal 2012, added leadership responsibility for Powell Canada to his Chief Financial Officer duties. The Committee also approved a base salary increase for Mr. Honeycutt of 14.5% in recognition of his promotion to Chief Accounting Officer. No change was made to Mr. Lucas’ compensation because he had joined the Company one month earlier. Target incentive opportunities were also reviewed but were left unchanged.

Short-Term Incentives.    In September 2012 the Compensation Committee approved the use of net income as the determinant of short-term cash incentive compensation for Fiscal 2013. Net income is selected by the Committee as the only financial determinant of short-term incentive pay because it is believed to be the most useful measure of how efficiently and effectively management is executing on its growth initiatives. The table below sets forth the short-term cash incentive compensation opportunity for each named executive officer.

Short-term Cash Incentive Compensation Opportunity

Named Executive Officer	Threshold(1) (Percent of base Salary)	Target (Percent of base Salary)	Maximum, or Overachievement(2) (Percent of base Salary)
Michael A. Lucas	50%	100%	150%
Don R. Madison	37.5%	75%	112.5%
Milburn E. Honeycutt	25%	50%	75%

Notes:	(1) Threshold is 50% attainment of the targeted net income objective for the fiscal year.

(2)	The maximum, or overachievement, percentage is 150% attainment of the targeted net income objective for the fiscal year.

At the end of the 2013 performance period, management prepared a report on the achievement of net income goals which were reviewed and approved by the Compensation Committee. The amounts set forth below show the target amounts for achieving the threshold, target and maximum levels established for the net income goal. Based on the Company’s net income, the Compensation Committee determined that NEOs earned 150% of their target opportunity. The table below discloses the 2013 program threshold, target and maximum net income numbers that were approved in advance of the fiscal year as well as the actual outcome that led to a payout that was in excess of target.

	Threshold	Target	Maximum	Actual	Performance Multiplier
Net Income ($MM)	$14.0	$28.0	$42.0	$42.1	150.0%

Long-Term Incentives:    In September 2012 the Compensation Committee elected to use two long-term compensation vehicles for each of our named executive officers for Fiscal 2013. All officers participate in long-term performance-vesting restricted stock unit awards and in time-vesting restricted stock awards; 60% of the target value of each executive’s long-term incentive opportunity is delivered performance-vesting restricted stock awards and 40% of the target value of each executive’s long-term incentive opportunity is delivered time-vesting restricted stock awards. The number of performance-based restricted stock units and time-vesting restricted stock awards was determined by dividing the target compensation amount by the value of one share of the Company’s common stock. The value used in the calculation was the average of the high/low stock price on September 30, 2012.

Vesting of performance-based restricted stock unit awards given executive officers is dependent on (i) such officer’s continued service for three years following the award and (ii) the Company achieving specified performance objective over such three-year period. The Committee chose a three-year vesting period because it believes such a requirement is consistent with the practices of other companies in the markets in which Powell competes. The Committee chose net income as a performance measure for the performance-vesting awards because it believes that consistent delivery of net income over time is, for the Company, the most reliable indicator of the outcomes that drive the value of our stock.

The actual number of performance shares earned will be determined according to the table below by multiplying the percentage earned by the number of performance-based restricted stock units initially awarded on October 1, 2012. The number of performance units earned when performance falls between threshold and target is determined by straight-line interpolation. The slope of the line established for performance between threshold and target is extended for results above target. While there was no maximum on the number of shares that could be earned for awards made in fiscal year ending September 30, 2013, the Company implemented a cap on long-term earnings to a maximum of 250% of target net income for future awards granted on or after October 1, 2013.

Time-based restricted stock and performance-based restricted units awarded to NEOs on October 1, 2012 were as follows:

Named Executive Officer	Performance-Vesting Restricted Shares	Time-Vesting Restricted Units
Michael A. Lucas	9,065	6,044
Don R. Madison	4,033	2,689
Milburn E. Honeycutt	1,767	1,178

Long-Term Performance Award Vesting Schedule

(Percent of Performance Units that Vest)

Threshold Net Income	Target Net Income	Maximum Net Income
50%	100%	Unlimited(1)

Notes: (1)	Long term incentive payouts were not previously capped; however, the LTI Plan was amended on December 2, 2013 to cap long term incentive payouts at 250% of the target units.

Vesting of prior-year awards

Performance-based long-term incentive awards effective for the three-year period ending September 30, 2013 were contingent on the Company’s achievement of net income objectives and earnings per share objectives. Target numbers of shares, performance targets and outcomes and shares earned (as certified by the Compensation Committee) under the award are shown in the table below:

Fiscal 2011-2013 Performance Award Metrics and Outcomes

	Threshold	Target	Maximum(1)	Actual	Performance Multiplier
Net Income ($MM)	$28.9	$57.8	Unlimited	$69.0	119.4%

Notes: (1)	Long term incentive payouts were not previously capped; however, the LTI Plan was amended on December 2, 2013 to cap long term incentive payouts at 250% of the target units.

Performance Shares Earned

Name	Target Shares	Performance Multiplier	Shares Earned
Don R. Madison	3,611	119.4%	4,312
Milburn E. Honeycutt	1,566	119.4%	1,870

The Compensation Committee granted Mr. Lucas a cash award equivalent to shares he would have earned had he been a participant in the performance-vesting award, pro-rated for the period he has served as President and Chief Executive Officer. Mr. Lucas was elected President and Chief Executive Officer of the Company effective August 20, 2012.

Deferred Compensation Plan

The Named Executive Officers are eligible to participate in the Powell Industries, Inc. Deferred Compensation Plan, which is a non-qualified, unfunded retirement savings plan intended to comply with IRC Section 409A in terms of its design and administration. This Plan provides the opportunity to increase deferrals of base salary and to elect deferrals of annual cash incentive compensation awards. Key elements of the plan include: participants can contribute up to 50 percent of their base salary and 100 percent of their short-term cash incentive compensation awards in excess of the amounts eligible to be contributed to the Company’s 401(k) plan. Base salary and short-term cash incentive compensation deferrals are eligible for an employer matching contribution. Employee contributions and earnings credits on account balances vest immediately.

Severance and Employment Agreements

During fiscal 2012, the Company entered into executive employment agreements with certain executives, including the named executive officers. In order for the Company to recruit and retain the best possible executives, the Company seeks to negotiate employment agreements that provide for the mutual benefit of the Company, its shareholders and the executive.

Our executive employment agreements exclusively govern the executive’s rights upon termination of employment with the Company which include: A) Termination by the Company for Cause or Resignation by Executive without Good Reason (in each case, as defined in the employee’s employment agreement); B) Retirement, Disability or Death; C) Termination by the Company for Poor Performance; D) Termination by the Company without cause and not for poor performance or Resignation by executive for good reason prior to a Change in Control; and E) Termination by the Company without cause and not for poor performance or Resignation by executive for Good Reason during the protected period following a Change in Control.

Due to existing contractual relationships with Messrs. Lucas, Madison and Honeycutt that were individually negotiated, the Company is obligated to provide for a gross-up of excise taxes that may apply to certain contractual payments made on account of a change in control. However, on December 2, 2013, the Compensation Committee adopted a policy that it will no longer enter into agreements that provide tax gross-ups to executives. For this reason Mr. Dial’s employment agreement does not contain any excise tax gross-up provisions.

Tax and Accounting Implications of Executive Compensation

The Compensation Committee considers tax and accounting implications in the design of the Company’s compensation programs. While the Compensation Committee intends most compensation paid by the Company to be deductible under Section 162(m) of the Internal Revenue Tax Code, it may exercise discretion to pay compensation that does not meet the requirements of Section 162(m) if it judges that doing so would better serve shareholder interests. The Company’s long-term and short-term plans that are being proposed for approval by shareholders are designed to comply with the requirements of Section 162(m) and other provisions of the Tax Code and to meet the conditions necessary for tax deductibility.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on the review and discussion referenced above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement.

The Compensation Committee of the Board,

Christopher E. Cragg, Chairman

Joseph L. Becherer

Bonnie V. Hancock

Scott E. Rozzell

Executive Compensation Tables

SUMMARY COMPENSATION TABLE FOR FISCAL 2013, 2012 AND 2011

The following table provides certain summary information concerning cash and certain compensation paid to the Chief Executive Officer, Chief Financial Officer and all other Named Executive Officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Michael A. Lucas,	2013	$590,000	$767,318	$590,006	—	$885,000	—	$41,500	$2,873,824
President and Chief Executive Officer(4)	2012	$72,050	—	—	—	—	—	$78,000	$150,050
Don R. Madison,	2013	$350,000	—	$262,494	—	$393,750	$148,367	$41,500	$1,196,111
Executive Vice President,	2012	$308,748	—	$178,622	—	$347,342	$138,954	$41,000	$1,014,666
Chief Financial and Administrative Officer, Secretary and Treasurer	2011	$308,748	—	$24,694	—	$122,499	$45,754	$40,500	$543,195
Milburn E. Honeycutt,	2013	$230,000	—	$115,002	—	$172,500	—	$41,500	$559,002
Vice President,	2012	$200,842	—	$86,279	—	$150,632	—	$34,042	$471,795
Controller and Chief Accounting Officer	2011	$200,842	—	$10,715	—	$50,211	—	$28,042	$289,810

(1)

The amounts set forth under the columns labeled “Bonus” and “Non-Equity Incentive Plan Compensation” relate to compensation described as “Short-term Cash Incentive Compensation” under the Compensation Discussion & Analysis. The amounts set forth under the columns “Stock Awards” and “Option Awards” relate to compensation described as “Long-term Compensation Plan” under the Compensation Discussion & Analysis.

(2)	The amounts in this column reflect the aggregate grant date fair value of equity awards granted during the year.

(3)

The amounts in this column reflect: Matching contributions by the Company pursuant to the Powell Industries, Inc. 401(k) Plan for Messrs. Honeycutt, Lucas and Madison, which for fiscal 2013 was $17,500 each; and a $24,000 automobile allowance for each of Messrs. Lucas, Madison and Honeycutt.

(4)	Mr. Lucas was elected President and Chief Executive Officer of the Company effective August 20, 2012.

GRANTS OF PLAN BASED AWARDS IN FISCAL 2013

The following table shows plan-based awards granted to the named executive officers during the fiscal year ended September 30, 2013. The plan-based awards identified in the table below that are also equity-based are reported in the Outstanding Equity Awards at Fiscal Year-End table as well.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum(2) ($)	Threshold (#)	Target (#)	Maximum(2) (#)
Michael A. Lucas	10/01/12	177,014	353,988	Unlimited	4,533	9,065	Unlimited	6,044	—	—	236,018
Don R. Madison	10/01/12	78,764	157,489	Unlimited	2,017	4,033	Unlimited	2,689	—	—	105,005
Milburn E. Honeycutt	10/01/12	34,520	69,001	Unlimited	884	1,767	Unlimited	1,178	—	—	46,001

(1)

The amounts in this column reflect the grant date fair value of the award, computed in accordance with ASC Topic 718, pursuant to our incentive compensation plan, and based upon the probable outcome of any performance condition.

(2)	Long term incentive payouts were not previously capped; however, the LTI Plan was amended on December 2, 2013 to cap long term incentive payouts at 250% of the target units

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options and restricted stock unit awards of the named executive officers at September 30, 2013. This table includes unexercised and unvested options awards. Each outstanding award is shown separately for each named officer.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6) ($)
Name	Exercisable	Unexercisable
Michael A. Lucas	—	—					30,000	(1)	$1,838,700
							9,065	(2)	$555,594
							4,029	(3)	$246,937
Don R. Madison	—	—					4,033	(2)	$247,183
							4,433	(3)	$271,699
							1,793	(4)	$109,893
							986	(5)	$60,432
Milburn E. Honeycutt	—	—					1,767	(2)	$108,299
							1,923	(3)	$117,861
							785	(4)	$48,113
							428	(5)	$26,232

(1)	Shares of Restricted Stock granted on August 20, 2012. Based on continued employment with the Company, 50% of the remaining shares will vest on August 20, 2014 and balance on August 20, 2015.

(2)

Represents the number of shares of common stock that will be granted at target performance, based on a performance-vesting restricted stock unit (RSU) agreement dated October 1, 2012. Based on continued employment with the Company, the RSU agreement will vest on September 30, 2015.

(3)

Represents the number of shares of common stock that will be granted at target performance, based on a performance-vesting restricted stock unit (RSU) agreement dated October 1, 2011. Based on continued employment with the Company, the RSU agreement will vest on September 30, 2014.

(4)

Represents the number of shares of common stock that will be granted, based on a time-vesting a restricted stock unit (RSU) agreement dated October 1, 2012. Based on continued employment with the Company, 50% of the remaining units available will vest on September 30, 2014 and balance on September 30, 2015.

(5)

Represents the number of shares of common stock that will be granted, based on a time-vesting a restricted stock unit (RSU) agreement dated October 1, 2011. Based on continued employment with the Company, 100% of the remaining units available will vest on September 30, 2014.

(6)	Based on the closing sales price per share of the Company’s common stock on September 30, 2013 of $61.29.

OPTIONS EXERCISED AND STOCK VESTED DURING FISCAL 2013

The following table sets forth information with respect to the named executive officers concerning the exercise of stock options and the receipt of stock awards during fiscal 2013.

	Option Awards		Stock Awards(1)(2)(3)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael A. Lucas	—	—	2,015	$123,499
Don R. Madison	—	—	6,996	$428,785
Milburn E. Honeycutt	—	—	3,038	$186,199

(1)	The numbers and values represented in this table for stock awards reflect pre-tax amounts.

(2)	The number of shares reflected herein represents the number of shares earned as a result of the vesting of restricted stock grants and/or the vesting of restricted stock units during the fiscal year.

(3)	Based on the closing sales price of the Company’s common stock on September 30, 2013 of $61.29.

NONQUALIFIED DEFERRED COMPENSATION DURING FISCAL 2013

The following table sets forth information with respect to the named executive officers’ nonqualified deferred compensation during fiscal 2013.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Michael A. Lucas	—	—	—	—	—
Don R. Madison	$174,336	—	$148,367	—	$1,293,718
Milburn E. Honeycutt	—	—	—	—	—

POTENTIAL PAYMENTS UPON TERMINATION

OR CHANGE OF CONTROL AT FISCAL YEAR-END

Employment agreements provide for certain benefits in connection with various forms of termination of employment as follows.

A)	In the event of Termination by the Company for Cause or Resignation by Executive without Good Reason the executive would be eligible to receive the executive’s earned, but unpaid compensation and such employee benefits, if any, as to which executive may be entitled under the terms of the employee benefit plans of the Company.

B)	Upon termination of executive’s employment hereunder for either Retirement, Disability or Death, then executive or executive’s estate (as the case may be) shall be entitled to receive the following:

a.	Executive’s earned, but unpaid compensation and such employee benefits, if any, as to which executive may be entitled under the terms of the employee benefit plans of the Company; and

b.	A prorated portion of the Targeted Short-term Incentive Compensation for the current fiscal year, prorated based on the percentage of the current fiscal year that shall have elapsed through the date of termination; and

c.	With respect to any outstanding equity-based awards, whether “time-based” or “performance-based” vesting (including, but not limited to, any unvested options, restricted stock, restricted stock units, and performance share units) such outstanding awards shall immediately vest; and

d.	In the event of termination for Disability or Death, an amount, paid on the first business day of each month, equal to 100% of the applicable monthly COBRA premium under the Company’s group health plan, continued for the lesser of (i) twelve (12) months or (ii) until such COBRA coverage for Executive terminates.

C)	If executive’s employment is terminated By the Company for Poor Performance then executive shall be entitled to receive from the Company the following:

a.	Executive’s earned, but unpaid compensation and such employee benefits, if any, as to which executive may be entitled under the terms of the employee benefit plans of the Company; and

b.	Continued payment of Executive’s base salary for twelve (12) months following the date of such termination; and

c.	With respect to any outstanding unvested equity-based awards, whether “time-based” or “performance-based” vesting (including, but not limited to, any unvested options, restricted stock, restricted stock units, and performance share units) such outstanding awards shall be forfeited; and

d.	An amount equal to one hundred percent (100%) of the applicable COBRA premium under the Company’s group health plan, continued for the lesser of (i) twelve (12) months from the date of termination; or (ii) the date on which executive qualifies for health insurance as a result of employment by or association with a subsequent employer.

D)	If executive’s employment is terminated By the Company without Cause or Resignation by Executive for Good Reason prior to a Change in Control the Executive shall be entitled to receive from the Company the following:

a.	Executive’s earned, but unpaid compensation and such employee benefits, if any, as to which executive may be entitled under the terms of the employee benefit plans of the Company; and

b.	Continued payment of executive’s base salary for twelve (12) or twenty-four (24) months (as provided in such executive’s employment agreement) following the date of such termination; and

c.	An amount equal to one (1) times the Target Short-term Incentive Compensation of executive for the fiscal year in which executive’s employment terminates; and

d.	With respect to any outstanding equity-based awards, whether “time-based” or “performance-based” vesting (including, but not limited to, any unvested options, restricted stock, restricted stock units, and performance share units) such outstanding awards shall immediately vest; and

e.	An amount equal to one hundred percent (100%) of the applicable COBRA premium under the Company’s group health plan, continued for the lesser of (i) eighteen (18) months from the date of termination or (ii) the date on which executive qualifies for health insurance as a result of employment by or association with a subsequent employer; and

f.	Outplacement services (not to exceed $25,000) for twelve (12) months or until the executive obtains substantially comparable employment (as determined by the Company), whichever is shorter.

E)	If executive’s employment is terminated By the Company without Cause (and other than by reason of Poor Performance or Executive’s death or Disability) or if Executive resigns for Good Reason during the Protected Period immediately following a Change in Control, then executive shall be entitled to receive from the Company the following:

a.	Executive’s earned, but unpaid compensation and such employee benefits, if any, as to which executive may be entitled under the terms of the employee benefit plans of the Company; and

b.	Continued payment of executive’s termination base salary for twenty-four (24) or thirty-six (36) months (as provided in such executive’s employment agreement) following the date of such termination; and

c.	An amount equal to two (2) times the Targeted Short-term Incentive Compensation of executive for the fiscal year in which executive’s employment terminates; and

d.	With respect to any outstanding equity-based awards, whether “time-based” or “performance-based” vesting (including, but not limited to, any unvested options, restricted stock, restricted stock units, and performance share units) such outstanding awards shall immediately vest; and

e.	An amount equal to one hundred percent (100%) of the applicable COBRA premium under the Company’s group health plan, continued for the lesser of (i) eighteen (18) months from the date of termination or (ii) the date on which executive qualifies for health insurance as a result of employment by or association with a subsequent employer; and

f.	Outplacement services (not to exceed $25,000) for twelve (12) months or until the executive obtains substantially comparable employment (as determined by the Company), whichever is shorter; and

g.	Benefits paid to executive shall be grossed up by the Company to cover (1) any federal excise tax due by that executive on account of these benefit payments and (2) any federal income and employment taxes due on federal excise tax. However, the Compensation Committee has determined to cease the practice of providing for gross-up for federal income tax purposes on a going forward basis, starting with Neil Dial’s employment agreement. Additionally, the Compensation Committee has determined that even if there were a change in control as of September 30, 2013, no excise tax provisions would have been triggered for any of the Company’s named executive officers.

Change in control shall mean any of the following:

•

any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity;

•

a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (i) are directors of the Company as of the Effective Date, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least two-thirds of the Incumbent Directors at the time of such election or nomination, but Incumbent Director shall not include an individual whose election or nomination occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or (2) an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of the Company;

•

the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or if the surviving entity is or shall become a subsidiary of another entity, then such parent entity) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity or parent entity, as the case may be) outstanding immediately after such merger or consolidation;

•	the stockholders of the Company approve a plan of complete liquidation of the Company; or

•	the sale or disposition (other than a pledge or similar encumbrance) by the Company of all or substantially all of the assets of the Company other than to a subsidiary or subsidiaries of the Company.

Material Conditions and Obligations Under the Employment Agreements

In connection with their employment agreements, Messrs. Lucas, Madison and Honeycutt each have agreed not to (A) compete with the Company for so long as he is employed by the Company and for the greater of (i) one year from the date of termination of his employment and, (ii) if applicable, the period during which he is entitled to receive severance (the “Restricted Period”) or (B) solicit or encourage any employee or consultant of the Company to leave employment of the Company or otherwise hire any such employees during the Restricted Period.

The following table quantifies certain payments and benefits that would become payable under existing plans and arrangements if the named executive officer’s employment had terminated on September 30, 2013. The information is provided relative to the named executive officer’s compensation and service levels as of the date specified.

Name	Benefit	Resignation or Termination for Cause	Retirement, Disability or Death	Termination for Poor Performance	Termination w/o Cause or for Good Reason Before Change in Control	Termination w/o Cause or for Good Reason After Change in Control
Michael A. Lucas	Severance Pay	- 0 -	- 0 -	$590,000	$1,180,000	$1,770,000
	Short-term Incentive Compensation	- 0 -	- 0 -	- 0 -	590,000	1,180,000
	Equity Award Acceleration(1)	- 0 -	$2,641,231	- 0 -	2,641,231	2,641,231
	Health Care Benefit Continuation	- 0 -	- 0 -	24,000	36,000	36,000
	Outplacement Services	- 0 -	- 0 -	- 0 -	25,000	25,000
Don R. Madison	Severance Pay	- 0 -	- 0 -	350,000	700,000	1,050,000
	Short-term Incentive Compensation	- 0 -	- 0 -	- 0 -	262,500	525,000
	Equity Award Acceleration(1)	- 0 -	689,206	- 0 -	689,206	689,206
	Health Care Benefit Continuation	- 0 -	- 0 -	24,000	36,000	36,000
	Outplacement Services	- 0 -	- 0 -	- 0 -	25,000	25,000
Milburn E. Honeycutt	Severance Pay	- 0 -	- 0 -	230,000	460,000	460,000
	Short-term Incentive Compensation	- 0 -	- 0 -	- 0 -	115,000	115,000
	Equity Award Acceleration(1)	- 0 -	300,505	- 0 -	300,505	300,505
	Health Care Benefit Continuation	- 0 -	- 0 -	24,000	36,000	36,000
	Outplacement Services	- 0 -	- 0 -	- 0 -	25,000	25,000

(1)	Based on the closing sales price of the Company’s common stock on September 30, 2013 of $61.29

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee are independent directors, and none of them are present or past employees of the Company. No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of the Company’s executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on the Company’s Board or the Compensation Committee. Ms. Bonnie V. Hancock and Messrs. Joseph L. Becherer, Christopher E. Cragg and Scott E. Rozzell served on the Compensation Committee during the fiscal year ended September 30, 2013.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended September 30, 2013, and discussed them with management and the Company’s independent registered public accounting firm. Based on such review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the Commission. The Audit Committee also reviewed with management and the Company’s independent registered public accounting firm the interim financial information included in the Company’s quarterly reports on Form 10-Q for the fiscal quarters ended December 31, March 31 and June 30, 2013 prior to their being filed with the Commission.

With and without management present, the Audit Committee discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the Company’s September 30, 2013 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, the basis for management’s accounting estimates and the disclosures in the financial statements.

The Audit Committee discussed and reviewed with the Company’s independent registered public accounting firm all communications required to be discussed by generally accepted auditing standards, including those described in Auditing Standard No. 16, Communications with Audit Committees, as currently in effect and as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the Company’s independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with the Company’s independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to their independence.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board,

Eugene L. Butler, Chairman

Christopher E. Cragg

Bonnie V. Hancock

Robert C. Tranchon

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm for the year ended September 30, 2013. It is anticipated that the Audit Committee will appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Audit Committee approved all services rendered by the Company’s independent registered public accounting firm during the years ended September 30, 2013 and September 30, 2012.

The Audit Committee has adopted the following procedure for pre-approving audit services and other services to be provided by the Company’s independent auditors: specific services are pre-approved from time to time by the Committee or by the Committee Chairman on its behalf. As to any services approved by the Committee Chairman, the approval is reported to the Committee at the following meeting of the Committee.

Fees Paid to the Company’s Independent Registered Public Accounting Firm

For 2013 and 2012, the Company’s independent registered public accounting firm’s fees for various types of services to the Company were as shown below:

	PricewaterhouseCoopers
	2013		2012
Audit Fees	$1,161,680		$1,050,744
Audit-Related Fees	91,000	(1)	—
Tax Fees
Tax compliance services	54,000	(2)	51,350	(2)
Tax advisory services	—		—
All Other Fees	—		—
TOTAL	$1,306,680		$1,102,094

(1)	Audit related fees relate to provide the Company with an internal control assessment of the Company’s re-implementation of its business systems.

(2)	Tax compliance services relate to the preparation and filing of the U.S. Corporate Tax Return and state corporate income tax returns for the Company and its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than ten percent stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that all filing requirements applicable to its officers and directors and greater-than ten percent beneficial owners during the fiscal year ended September 30, 2013 were in compliance except Mr. Don R. Madison did not timely file a Form 4 with respect to shares granted under the Company’s long-term compensation plan on September 28, 2012 and December 03, 2012, and Mr. Milburn E. Honeycutt did not timely file a Form 4 with respect to shares granted under the Company’s long-term compensation plan on September 28, 2012 and December 03, 2012 and Mr. Honeycutt did not timely file a Form 4 with respect to stock disposed of on December  7, 2012.

OTHER MATTERS

As of the date of this statement, the Board has no knowledge of any business which will be presented for consideration at the meeting other than the election of three directors of the Company, approve the Company’s 2014 Equity Incentive Plan, approve the Company’s 2014 Non-Employee Director Equity Incentive Plan and to hold a stockholder advisory vote on the compensation of executives. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the matter.

ANNUAL REPORT

An Annual Report to Stockholders and an Annual Report on Form 10-K covering the fiscal year of the Company ended September 30, 2013 are enclosed herewith. These reports do not form any part of the material for solicitation of proxies.

STOCKHOLDER PROPOSALS

Proposals of stockholders to be presented at the Annual Meeting of Stockholders to be held in 2015 must be received at the office of the Secretary of the Company no later than September 10, 2014 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

Pursuant to the Company’s bylaws, a stockholder that intends to present business at the 2015 Annual Meeting and has not submitted such proposal by the date set forth above must notify the Secretary of the Company by November 28, 2014. If such notice is received after November 28, 2014, then the notice will be considered untimely, and the Company is not required to present such business at the 2014 Annual Meeting.

All proposals must comply with applicable SEC regulations and the Company’s Bylaws as amended to date.

By Order of the Board

/s/ Thomas W. Powell
Thomas W. Powell
Chairman of the Board

Dated: January 8, 2014

APPENDIX A

2014 EQUITY INCENTIVE PLAN

1. Purpose of the Plan.    The purpose of the Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees and Consultants, and (iii) promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock-Based Awards.

2. Definition.    As used in this Plan, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Awarded Stock” means the Common Stock subject to an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means as defined in an employment agreement or similar agreement between the Participant and the Company. If no such agreement exists, or if such an agreement exists but cause is not defined therein, then “cause” means a termination of the Participant’s employment because of: (1) any act or omission that constitutes a material breach by the Participant of any of his obligations under the Plan or Award Agreement; (2) the Participant’s conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or otherwise impair or impede its operations; (3) the Participant’s engaging in any misconduct, negligence, act of dishonesty, violence or threat of violence (including any violation of federal securities laws) that is injurious to the Company or any of its subsidiaries or affiliates; (4) the Participant’s material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (5) the Participant’s refusal to follow the directions of the Board; or (6) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates. Notwithstanding anything to the contrary, Cause shall be determined in the sole discretion of the Board.

(h) “Change in Control” means, except as otherwise provided in the Award Agreement, the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, and other than any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) the sale or disposition by the Company of all or substantially all of the Company’s assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company’s stockholders;

(iii) A change in the composition of the Board occurring within a one-year period as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” are Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or

(iv) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be a reference to any successor or amended section of the Code.

(j) “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k) “Common Stock” means the Common Stock of the Company, or in the case of Performance Units, Restricted Stock Units, and certain Other Stock-Based Awards, the cash equivalent thereof, as applicable.

(l) “Company” means Powell Industries, Inc., a Delaware corporation, and any successor to Powell Industries, Inc.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n) “Director” means a member of the Board.

(o) “Disability” means as defined in an employment agreement or similar agreement between the Participant and the Company. If no such agreement exists, or if such an agreement exists but disability is not defined therein, then “disability” means a total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the the term “disability” shall mean that the Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company; or (iii) is determined by the Social Security Administration to be disabled. Notwithstanding the foregoing, the Participant shall not be considered to have incurred a “disability” unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its sole discretion.

(p) “Dividend Equivalent” means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock Appreciation Right.

(q) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market (formerly the NASDAQ National Market) or the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(t) “Incentive Stock Option” means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Option” means an option to purchase Common Stock granted pursuant to the Plan.

(w) “Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

(x) “Outside Director” means an “outside director” within the meaning of Section 162(m) of the Code.

(y) “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means a Service Provider who has been granted an Award under the Plan.

(aa) “Performance Goals” means goals which have been established by the Committee in connection with an Award and are based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: net income; cash flow; cash flow on investment; pre-tax or post-tax profit levels or earnings; operating income or earnings; closings; return on investment; earned value added; expense reduction levels; free cash flow; free cash flow per share; earnings per share; net earnings per share; net earnings from continuing operations; sales growth; sales volume; economic profit; expense reduction; controlled expenses; return on assets; return on net assets; return on equity; return on capital; return on sales; return on invested capital; organic revenue; growth in managed assets; total shareholder return; stock price; stock price appreciation; EBITA; adjusted EBITA; EBITDA; adjusted EBITDA; return in excess of cost of capital; profit in excess of cost of capital; net operating profit after tax; operating margin; profit margin; adjusted revenue; revenue; net revenue; operating revenue; net cash provided by operating activities; net cash provided by operating activities per share; cash conversion percentage; new sales; net new sales; cancellations; gross margin; gross margin percentage; revenue before deferral; regulatory body approval for commercialization of a product; implementation or completion of critical projects; research; in-licensing; out-licensing; product development; government relations; compliance; mergers; and acquisitions or sales of assets or subsidiaries.

(bb) “Performance Period” means the time period during which the Performance Goals or performance objectives must be met.

(cc) “Performance Share” means Shares issued pursuant to a Performance Share Award under Section 10 of the Plan.

(dd) “Performance Unit” means, pursuant to Section 10 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of Performance Goals or other target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this 2014 Equity Incentive Plan. The Plan was approved by the Compensation Committee of the Board on December 2, 2013, and by the Company’s stockholders on February 26, 2014.

(gg) “Prior Plans” means the following plans sponsored by Company: (i) the 1992 Powell Industries, Inc. Stock Option Plan, and (ii) the Powell Industries, Inc. 2006 Equity Compensation Plan. The Prior Plans were frozen, effective as of the date the Company’s stockholders approved the Plan at the annual meeting of the stockholders held in 2014.

(hh) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 or issued pursuant to the early exercise of an Option.

(ii) “Restricted Stock Unit” means, pursuant to Sections 4 and 11 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

(jj) “Retirement” means, except as otherwise provided in an Award Agreement or unless the Board otherwise determines in writing, the later of (i) the date the Participant attains 60 years of age with five years of continuous service as a Service Provider, and (ii) the Participants “separation from service” (as defined by Section 409A of the Code).

(kk) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ll) “Section 16(b)” means Section 16(b) of the Exchange Act.

(mm) “Service Provider” means an Employee or Consultant.

(nn) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.

(oo) “Stock Appreciation Right” or “SAR” means, pursuant to Section 9 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised/settled and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.

(pp) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan.    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is 750,000 Shares, representing the remaining shares available for issuance under the Prior Plans plus the amount of outstanding Common Stock subject to Lapsed Awards (defined below) under the Prior Plans, all of which may be subject to Incentive Stock Option treatment. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any withholding obligations of the Company, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

(b) Lapsed Awards.    If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares shall again be available for grant under the Plan (the “Lapsed Awards”). Similarly, the shares subject to Lapsed Awards under the Prior Plans shall add to the maximum number of Shares that are available for grant under Section 3(a) of the Plan.

(c) Share Reserve.    The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m).    To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted under this Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

(iii) Rule 16b-3.    If a transaction is intended to be exempt under Rule 16b-3 of the Exchange Act, it shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.

(v) Delegation of Authority for Day-to-Day Administration.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its discretion to:

(i) determine the Fair Market Value of Awards;

(ii) select the Service Providers to whom Awards may be granted under this Plan;

(iii) determine the number of Shares to be covered by each Award granted under this Plan;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans;

(viii) amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonstatutory Stock Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;

(ix) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;

(xii) determine whether Awards shall be settled in Shares, cash or in a combination of Shares and cash;

(xiii) determine whether Awards shall be adjusted for Dividend Equivalents;

(xiv) create Other Stock-Based Awards for issuance under the Plan;

(xv) establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvi) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xvii) establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals or other performance criteria, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and

(xviii) make all other determinations that the Administrator deems necessary or advisable for administering the Plan.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board.

(c) Prohibition on Repricing of Options.    Notwithstanding anything in the Plan to the contrary, no repricing of Options can be effectuated without the prior approval of the Company’s stockholders.

(d) Effect of Administrator’s Decision.    The Administrator’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in the Plan.

(e) Indemnification.    The Company shall defend and indemnify members of the Board, officers and Employees of the Company or of a Parent or Subsidiary whom authority to act for the Board, the Administrator or the Company is delegated (“Indemnitees”) to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with the Plan, or in connection with any Award granted under the Plan; and (ii) all amounts required to be paid by them in settlement the Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent he is determined in such Claim to be liable for gross negligence, bad faith or intentional misconduct. In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.

5. Eligibility.    Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock-Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) $100,000 Limitation for Incentive Stock Options.    Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares are granted.

(b) Special Annual Limits.    Subject to Section 15 of the Plan, the maximum number of Shares that may be subject to Options or Stock Appreciation Rights granted to any Service Provider in any calendar year shall equal 250,000 Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant. Subject to Section 15 of the Plan, the maximum number of Shares that may be subject to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards granted to any Service Provider in any calendar year shall equal 100,000 Shares. Subject to Section 15 of the Plan, the maximum dollar amount that may be subject to cash awards granted to any Service Provider in any calendar year shall equal $2,500,000.

7. Options.

(a) Term of Option.    The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall not be less than Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

(c) Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v) any combination of the foregoing methods of payment; or

(vi) any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.    Any Option granted under this Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 90 days following the Participant’s termination after which the Option shall terminate. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate, and the remaining Shares covered by the Option shall revert to the Plan.

(iii) Disability of Participant.    If a Participant ceases to be a Service Provider as a result of his Disability, the Participant may exercise his Option, to the extent vested, within the time specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If no time for exercise of the Option on Disability is specified in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination for Disability. Unless otherwise provided by the Administrator, on the date of termination for Disability, the unvested portion of the Option shall revert to the Plan. If after termination for Disability, the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate and the remaining Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant.    If a Participant dies while a Service Provider, the Option, to the extent vested, may be exercised within the time specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the Option may be exercised by the personal representative of the Participant’s estate, or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time within which the Option must be exercised following a Participant’s death, it shall be exercisable for 12 months following his death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

8. Restricted Stock.

(a) Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

(b) Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.

(c) Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practical after the last day of the Period of Restriction. The Administrator, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.

(d) Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(e) Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(f) Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

9. Stock Appreciation Rights

(a) Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the sole discretion to accelerate exercisability at any time.

(b) SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(c) Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) shall also apply to SARs.

(d) Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.    Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator in its sole discretion. The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Service Provider.

(b) Value of Performance Units and Performance Shares.    Each Performance Unit shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms.    The Administrator shall set Performance Goals or other performance objectives in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator in its sole discretion shall determine. The Administrator may set Performance Goals or performance objectives based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its sole discretion.

(d) Earning of Performance Units and Performance Shares.    After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or performance objectives have been achieved. After the grant of Performance Units or Performance Shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives for the Performance Unit or Performance Share.

(e) Form and Timing of Payment of Performance Units and Performance Shares.    Payment of earned Performance Units and Performance Shares shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.

(f) Cancellation of Performance Units or Performance Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

11. Restricted Stock Units.    Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

12. Other Stock-Based Awards.    Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award should be paid in cash.

13. Leaves of Absence.    Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

14. Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by shall or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments.    In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6(b). Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his Award, to the extent applicable, until 10 days prior to the transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.    This Section 15(c) shall apply except to the extent otherwise provided in the Award Agreement.

(i) Stock Options and SARs.    In the event of a Change in Control, the Participant shall fully vest in and have the right to exercise each outstanding Option and SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. The Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

(ii) Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock-Based Awards.    In the event of a Change in Control, the Participant shall fully vest in each outstanding Award of Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, and Other Stock-Based Award, including as to Shares or Units that would not otherwise be vested, all applicable restrictions shall lapse, and all performance objectives and other vesting criteria shall be deemed achieved at targeted levels.

16. Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17. Board and Stockholder Approval; Term of Plan.    The Plan became effective on December 11, 2013, subject to approval from the Company’s stockholders. From its effectiveness, the Plan shall continue in effect for a term of ten years unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c) Effect of Amendment or Termination.    No amendment, alteration, suspension, or termination of the Plan shall materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under the Plan prior to the date of termination.

19. Conditions upon Issuance of Shares.

(a) Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Taxes.    No Shares shall be delivered under the Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., U.S.-federal, U.S.-state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

20. Severability.    Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21. Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. No Rights to Awards.    No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

23. No Stockholder Rights.    Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

24. Fractional Shares.    No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

25. Governing Law.    The Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law principles that direct the application of the laws of another state.

26. No Effect on Terms of Employment or Consulting Relationship.    The Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his right or the right of the Company or a Parent or Subsidiary to terminate the Participant’s service at any time, with or without cause, and with or without notice.

27. Unfunded Obligation.    This Section 27 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

28. Section 409A.    It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code) shall occur no earlier than the expiration of the six-month period following such separation from service.

(b) In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.

(c) In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

29. Construction.    Headings in this Plan are included for convenience and shall not be considered in the interpretation of the Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.

30. Compensation Recoupment.    All compensation and Awards payable or paid under the Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers pursuant to the Powell Industries, Inc. Executive Incentive Award Recoupment Policy, as is required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.

*    *    *    *    *

POWELL INDUSTRIES, INC.

2014 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Award (this “Notice”), the Restricted Stock Award Agreement attached hereto (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Shares (the “Covered Shares”) of common stock in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Number of “Covered Shares”:
Purchase Price per Share:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the Covered Shares shall vest in accordance with the following vesting schedule (the “Vesting Schedule”):

[INSERT VESTING SCHEDULE]

Notwithstanding the above, the Covered Shares shall automatically become fully vested upon the earlier of: (i) the Participant’s Disability; (ii) the Participant’s death; and (iii) immediately prior to the closing of a Change of Control of the Company.

[SIGNATURES ON NEXT PAGE]

By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the Covered Shares granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the Covered Shares subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice. The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

RESTRICTED STOCK AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Award (the “Notice”), this Restricted Stock Award Agreement (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Shares of common stock (the “Covered Shares”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

Purchase Price Per Share.    If the Covered Shares are subject to a purchase price, as set forth in the Notice, the Participant shall have the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Committee from time to time.

Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule.    Subject to the Participant’s continuous service with the Company as a Service Provider, the Covered Shares shall vest in accordance with the Vesting Schedule provided in the Notice.

(b) Risk of Forfeiture.    The Covered Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. All or any portion of the Covered Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan. Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested Covered Shares shall be forfeited if the Participant’s continuous service as a Service Provider is terminated for Cause or if the Participant breaches (as determined by the Board) any provisions of the Notice, this Award Agreement or the Plan. The Company shall implement any forfeiture under this Section 2 in a unilateral manner, without Participant’s consent, and with no payment to Participant, cash or otherwise, for the forfeited Covered Shares.

Transfer Restrictions.    The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Covered Shares in violation of this Section 3 shall be null and void and shall be disregarded. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

Escrow of Shares.    For purposes of facilitating the enforcement of the provisions of the Notice, this Award Agreement and the Plan, the Participant agrees, immediately upon receipt of the certificate(s) for the Covered Shares (i) to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, (ii) executed in blank by the Participant and with respect to each such stock certificate, (iii) to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Covered Shares have not vested pursuant to the Vesting Schedule or until such time as this Award Agreement is no longer in effect. Such escrow agent shall have the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Award Agreement in accordance with the terms hereof. The Participant hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to enter into the Notice and this Award Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Participant agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of Covered Shares, the escrow holder will, without further order or instruction, transmit to the Participant the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 7, below.

Additional Securities.    Any securities or cash received as the result of an adjustment provided for in Section 15 of the Plan (the “Additional Securities”) shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule. If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any transaction under Article 15 of the Plan, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or Additional Securities in exchange for the certificates of the replacement securities.

Distributions.    The Company shall disburse to the Participant all regular cash dividends with respect to the Shares and Additional Securities, whether vested or otherwise, less the amount to satisfy any applicable withholding obligations, on the same payment date dividends are disbursed to other shareholders of the Company. Such dividends shall be fully vested on the date the dividends are disbursed and shall not be subject to the Vesting Schedule.

Taxes.    The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of (or purchase of), vesting in, or disposition of, the Covered Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase, vesting, or disposition of the Covered Shares and that the Participant is not relying on the Company for any tax advice. In the event the Company determines that it has a tax withholding obligation in connection with Participant’s purchase of, vesting in, or disposition of, the Covered Shares, the Participant agrees to make appropriate arrangements with the Company or Affiliate for the satisfaction of such withholding. The Participant consents to the Company or Affiliate satisfying any withholding obligation by withholding from other compensation due to the Participant in the event such satisfactory arrangements are not made.

(a) Representations.    The Participant has reviewed with his own tax advisors the tax consequences of this investment and the transactions contemplated by this Award Agreement, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(b) Section 83(b) Election.    The Participant hereby acknowledges that he or she has been informed that if he or she makes a timely election (the “Election”) pursuant to Section 83(b) of the Code to be taxed currently on any difference between the Fair Market Value of the Covered Shares and any purchase price paid, this will result in a recognition of taxable income to the Participant on the date the Covered Shares were granted. Absent such an Election, taxable income will be measured and recognized by the Participant at the time or times on which the Covered Shares become vested. The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the Covered Shares granted pursuant to the Plan and this Award Agreement, and the advisability of filing the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit B.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S OR ANY AFFILIATE TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY, AFFILIATE OR THEIR REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

(c) Payment of Withholding Taxes.    In the event the Company determines that it has a tax withholding obligation in connection with Participant’s purchase of, vesting in, or disposition of, the Covered Shares, the Participant agrees to make appropriate arrangements with the Company for the satisfaction of such withholding. The Participant consents to the Company satisfying any withholding obligation by withholding from other compensation due to the Participant in the event such satisfactory arrangements are not made.

8. Legality of Initial Issuance.    No Covered Shares shall be issued unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Covered Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Covered Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.

9. Restrictive Legends.    The share certificate evidencing the Covered Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable U.S. federal, state securities laws and under any other Applicable Law):

(a) On the face of the certificate:

“TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH THE CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE”

(b) On the reverse of the certificate:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN POWELL INDUSTRIES, INC. 2014 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN HOUSTON, TEXAS. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN.”

10. Restrictions on Transfer.

(a) Stop-Transfer Notices.    The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and applicable law, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b) Rights of the Company.    The Company shall not (i) record on its books the transfer of any Covered Shares that have been sold or transferred in contravention of this Award Agreement or (ii) treat as the owner of Covered Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Covered Shares have been transferred in contravention of this Award Agreement. Any transfer of Covered Shares not made in conformance with this Award Agreement shall be null and void and shall not be recognized by the Company.

11. Entire Agreement; Governing Law; and Amendments.    The provisions of the Plan and the Notice are incorporated herein by reference. The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that country.

12. Construction; Severability.    The captions used in this Award Agreement are inserted for convenience and shall not be deemed a part of the Shares for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The validity, legality or enforceability of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

13. Administration and Interpretation.    Any question or dispute regarding the administration or interpretation of the Plan or this Award Agreement shall be submitted by the Participant or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

14. Venue.    The Company, the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Plan or the Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County) and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15. Notices.    Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

16. Spousal Consent.    To the extent the Participant is married, the Participant agrees to (i) provide the Participant’s spouse with a copy of the Notice and this Award Agreement prior to its execution by Participant and (ii) obtain such spouse’s consent to this Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as Exhibit C.

17. Counterparts.    This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

18. Assignment.    Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under this Award Agreement without the written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of its obligations hereunder.

19. No Guarantee of Service Provider Status.    PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE COVERED SHARES GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

*  *  *  *  *

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                                                       hereby sells, assigns and transfers unto                                         ,                      (                    ) shares of the Common Stock of Powell Industries, Inc. (the “Company”), standing in his or her name on the books of the Company represented by Certificate No.                      herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company with the power of attorney to transfer the said stock in the books of the Company with full power of substitution.

Dated:	Signature of Participant

Print Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1. The taxpayer who performed the services is:

Name:
Address:

Social Security No.:
Taxable Year:

2. The property with respect to which the election is made is              shares of the common stock of Powell Industries, Inc. (the “Company”).

3. The property was transferred to the undersigned on                     .

4. The property is subject to a forfeiture condition pursuant to which the issuer has the right to acquire the property without compensation to the taxpayer if for any reason taxpayer’s service with the issuer is terminated. The forfeiture condition lapses in a series of installments depending on certain conditions set forth in an Award Agreement.

5. The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $         per share x              shares = $        .

6. For the property transferred, the undersigned paid $         per share x              shares = $        .

7. The amount to include in gross income is $        [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

8. A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9. This statement is executed on             ,             .

Signature of Spouse (if any)	Signature of Taxpayer

This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which Holder files his or her federal income tax returns. This filing should be made by registered or certified mail, return receipt requested. Holder must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records, and deliver another additional copy to the Company.

EXHIBIT C

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of                                         .

2. Each of the undersigned and the undersigned’s spouse is a resident of                                         .

3. I have read the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”) and the Restricted Stock Award Agreement (the “Award Agreement”), by and between Powell Industries, Inc. (the “Company”), and my spouse. I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4. I understand the terms and conditions of the Award Agreement and the Plan.

5. I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Shares (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                     , 2014.

SPOUSE:

Signature:

Print Name:

NOTICE OF RESTRICTED STOCK UNIT AWARD

(TIME-VESTING)

Subject to the terms and conditions of this Notice of Restricted Stock Unit Award (this “Notice”), the Restricted Stock Unit Award Agreement attached hereto (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Restricted Stock Units (the “RSUs”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Number of RSUs:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the RSUs shall vest in accordance with the following vesting schedule (the “Vesting Schedule”):

[INSERT VESTING SCHEDULE]

Notwithstanding the above, the Number of RSUs shall automatically become fully vested upon the earlier of: (i) the Participant’s Disability; (ii) the Participant’s Death; and (iii) immediately prior to the closing of a Change of Control of the Company.

[SIGNATURES ON NEXT PAGE]

By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the RSUs granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the RSUs subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice. The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

RESTRICTED STOCK UNIT AWARD AGREEMENT

(TIME-VESTING)

Subject to the terms and conditions of the Notice of Restricted Stock Unit Award (the “Notice”), this Restricted Stock Unit Award Agreement (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Restricted Stock Units (the “RSUs”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1. Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule.    Subject to the Participant’s continuous service with the Company as a Service Provider, the RSUs shall vest in accordance with the Vesting Schedule provided in the Notice.

(b) Risk of Forfeiture.    The RSUs shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the above Vesting Schedule. All or any portion of the RSUs subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan. Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested RSUs shall be forfeited if the Participant’s continuous service as a Service Provider is terminated for Cause or if the Participant breaches (as determined by the Board) any provisions of the Notice, this Award Agreement or the Plan. The Company shall implement any forfeiture under this Section 1 in a unilateral manner, without Participant’s consent, and with no payment to Participant, cash or otherwise, for the forfeited RSUs.

2. Conversion; Settlement of RSUs into Shares.    Subject to the terms of this Award Agreement, on the Vesting Date, the portion of the RSUs that became vested shall automatically and immediately be converted into [one Share (or cash equivalent)] of the Company’s Common Stock and immediately thereafter shall be granted to Participant.

3. Dividends:    A dividend equivalent shall be credited to the account of Participant in an amount equal to the value of dividends paid (payable date) on one Share of common stock for each RSU represented by this Award, settled pro-rata in accordance with Section 2.

4. Taxes.    The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of, vesting in, or disposition of, the RSUs.

(a) Representations.    The Participant has reviewed with his or her own tax advisors the tax consequences of this Award Agreement and the RSUs granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of his or her receiving this Award Agreement and the RSUs granted hereunder.

(b) Payment of Withholding Taxes.    The Participant shall make appropriate arrangements with the Company for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to any RSUs that settle in Shares of Common Stock in accordance with Section 2. The Committee shall have the sole authority to determine whether a “net withholding” may be permitted or is required for purposes of Participant satisfying his or her obligations under this Section 4(b). Participant hereby acknowledges his or her understanding that the Company’s obligations under this Award Agreement are fully contingent on Participant first satisfying this Section 4(b). Therefore, a failure of Participant to reasonably satisfy this Section 3 in accordance with the Committee’s sole and absolute discretion shall result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. Participant hereby agrees that a breach of this Section 3(b) shall be deemed to be a material breach of this Award Agreement.

(c) No Application of Section 409A.    The RSUs and this Award Agreement are intended to avoid the application of Section 409A of the Code (“Section 409A”) because there is no deferral arrangement. Notwithstanding any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate for the RSUs to comply with Section 409A.

5. Transferability of RSUs.    The RSUs may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may designate one or more beneficiaries of Participant’s RSUs in the event of Participant’s death on a beneficiary designation form provided by the Committee. The terms of this Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Participant.

6. Rights as a Shareholder of the Company.    Participant’s receipt of the grant of RSUs pursuant to this Award Agreement shall provide and confer no rights to or status as a shareholder or equity holder of the Company. Without limiting the foregoing, the holding of RSUs shall NOT confer any right to: (i) vote; (ii) bring derivative actions; (iii) inspect books and records of the Company; (iv) receive dividends or other distributions except as provided in Section 2; or (v) have any other rights accorded owners of the Company’s shareholders or equity holders.

7. Legality of Initial Issuance.    No Shares of Common Stock shall be issued in accordance with Section 2 of this Award Agreement unless and until the Committee has determined that: (i) the Company and Participant have taken all actions required to register the Shares of Common Stock under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares of Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.

8. Notice.    Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

9. Spousal Consent.    To the extent Participant is married, Participant agrees to (i) provide Participant’s spouse with a copy of this Award Agreement prior to its execution by Participant and (ii) obtain such spouse’s consent to this Award Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as EXHIBIT A.

10. Successors and Assigns.    Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective successors and permitted assigns.

11. No Assignment.    Except as otherwise provided in this Award Agreement, Participant shall not assign any of his rights under this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of any obligations pursuant to this Award Agreement.

12. Severability.    The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

13. Amendment.    Any provision of this Award Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the parties hereto.

14. Administration and Interpretation.    Any determination by the Committee in connection with any question or issue arising under the Plan or this Award Agreement shall be final, conclusive and binding on Participant, the Company and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the RSUs hereunder shall be submitted by Participant to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

15. Headings.    The section headings in this Award Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Award Agreement or of any particular section.

16. Counterparts.    The Notice may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of the Notice by that party.

17. Entire Agreement; Governing Law.    Except as otherwise provided herein, this Award Agreement, together with the Notice and the Plan, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings, representation and agreements of the Company and Participant (whether oral or written, and whether express or implied) with respect to the subject matter hereof. This Award Agreement, together with the Notice and the Plan, are to be construed in accordance with and governed by the federal laws of the United States of America and by the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction.

18. Venue.    The Company and Participant agree that any suit, action or proceeding arising out of or related to the Notice or this Award Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County), and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 18 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

19. No Guarantee of Service Provider Status.    PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSUs PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY

CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RSUs OR ACQUIRING COMMON STOCK HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THIS AWARD AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S/AFFILIATE’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

20. Unsecured General Creditor.    Participant shall have no legal or equitable rights, interests or claims in any property or assets of the Company due to the Notice, this Award Agreement and the grant of RSUs hereunder. For purposes of the payment of benefits under the Notice and this Award Agreement, Participant shall have no more rights than those of a general creditor of the Company. The Company’s obligation under the Notice and this Award Agreement shall be that of a conditional unfunded and unsecured promise to pay money or property in the future.

21. Waiver.    Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

*    *    *    *    *

EXHIBIT A

RESTRICTED STOCK UNIT AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of                                         .

2. Each of the undersigned and the undersigned’s spouse is a resident of                                         .

3. I have read the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Award Agreement (the “Award Agreement”), by and between Powell Industries, Inc. (the “Company”), and my spouse. I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4. I understand the terms and conditions of the Award Agreement and the Plan.

5. I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the RSUs (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                     , 2014.

SPOUSE:

Signature:

Print Name:

NOTICE OF PERFORMANCE UNIT AWARD

(PERFORMANCE-VESTING)

Subject to the terms and conditions of this Notice of Performance Unit Award (this “Notice”), the Performance Unit Award Agreement attached hereto (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Performance Units (the “Performance Units”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Target Performance Units:

1. Vesting Schedule.

Subject to the Participant’s continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the Performance Units shall vest on [INSERT DATE], with the number of Performance Units vesting, if any, in accordance with the attainment of the performance goals (the “Performance Goal(s)”) as follows (the “Vesting Schedule”).

Number of Performance Units Vesting.    The number of Performance Units that vest shall be based upon the percentage of the Target Performance Units corresponding to the percentage of the Performance Goal(s) achieved, as set forth in the table below, rounded down to the next whole share in each such case.

PERCENTAGE OF PERFORMANCE GOAL(S) ACHIEVED	PERCENTAGE OF TARGET PERFORMANCE UNITS VESTING
Company achieves greater than 75% of the Performance Goal(s)	Payout will be a multiple of the percentage achieved over Performance Goal(s) with a 250% cap on the maximum number of Performance Units that may vest.

Company achieves 75% of the Performance Goal(s)	75%

Company achieves less than 75% of the Performance Goal(s)	0%

The percentage of the Target Performance Units that vest upon the achievement of more than seventy-five percent (75%) of the Performance Goal(s) shall be determined by the Committee using a 1:1 ratio of actual performance to percentage of the Target Performance Units which will be vested, i.e. if the Company achieves 90% of the Performance Goal(s), the Participant will vest in the number of Performance Units that is 90% of the Target Performance Units; if the Company achieves 250% of the Performance Goal(s), the Participant will vest in the number of Performance Units that is 250% of the Target Performance Units. The maximum number of Performance Units that may vest is equal to 250% of the Target Performance Units, however, no Performance Units will vest if the Company achieves less than seventy-five percent (75%) of the Performance Goal(s).

22. Performance Goals.

Performance Goal	Performance Target	Weighting	Performance Period

[INSERT PERFORMANCE GOALS FROM PLAN DOCUMENT]

3. Change in Control.    Notwithstanding the above, the Target Performance Units shall automatically become fully vested immediately prior to the closing of a Change in Control of the Company.

4. Retirement, Disability, Death, and Involuntary Termination.    If the Participant terminates service with the Company and its Affiliates before the end of the Performance Period as a result of the Participant’s Retirement, Disability, or death, or if the Participant experiences an involuntary termination of service, other than for Cause, then, at the end of the Performance Period, the Participant shall vest in and have a non-forfeitable right to a pro-rated portion of that percentage of the Target Performance Units corresponding to the percentage of the Performance Goal(s) achieved, as provided in Section 1, determined as of the end of the Performance Period, that the Participant would have been entitled to receive had the Participant remained employed with the Company and its Affiliates until the end of the Performance Period. The pro-rated portion of the Target Performance Units to which the Participant will be entitled shall be determined by multiplying the percentage of the Target Performance Units corresponding to the percentage of the Performance Goal(s) achieved, as provided in Section 1, by a fraction the numerator of which is the number of days the Participant was employed with the Company or an Affiliate during the Performance Period and the denominator of which is the total number of days in the Performance Period. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, provide that the Participant shall vest in 100% of that percentage of the Target Performance Units corresponding to the percentage of the Performance Goal(s) achieved, as provided in Section 1 for the Performance Period, as if the Participant had remained employed with the Company or an Affiliate for the entire Performance Period.

[SIGNATURES ON NEXT PAGE]

By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the Performance Units granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the Performance Units subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice. The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

PERFORMANCE UNIT AWARD AGREEMENT

(PERFORMANCE-VESTING)

Subject to the terms and conditions of the Notice of Performance Unit Award (the “Notice”), this Performance Unit Award Agreement (the “Award Agreement”), and the Powell Industries, Inc. 2014 Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Performance Units (the “Performance Units”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1. Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule.    Subject to the Participant’s continuous service with the Company as a Service Provider, the Performance Units shall vest in accordance with the Vesting Schedule provided in the Notice.

(b) Risk of Forfeiture.    The Performance Units shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the above Vesting Schedule. All or any portion of the Performance Units subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant’s continuous status as a Service Provider is interrupted or terminated for any reason other than as permitted under the Plan. Additionally, and notwithstanding anything in the Notice or this Award Agreement to the contrary, the vested and unvested Performance Units shall be forfeited if the Participant’s continuous service as a Service Provider is terminated for Cause or if the Participant breaches (as determined by the Board) any provisions of the Notice, this Award Agreement or the Plan. The Company shall implement any forfeiture under this Section 1 in a unilateral manner, without Participant’s consent, and with no payment to Participant, cash or otherwise, for the forfeited Performance Units.

(c) Committee Certification of Performance Goals.    Except in connection with vesting upon a Change in Control, in no event shall any Performance Units vest as according to the Vesting Schedule unless the Committee has certified that the Performance Goals set forth in the Notice have been achieved

2. Conversion; Settlement of Performance Units.    Subject to the terms of this Award Agreement, on the date all or any portion of the Performance Units become nonforfeitable pursuant to the Vesting Schedule, each Performance Unit that becomes nonforfeitable shall immediately and automatically be converted into [one Share or cash equivalent] of the Company’s Common Stock and immediately thereafter shall be granted to the Participant.

3. Dividends:    A dividend equivalent shall be credited to the account of Participant in an amount equal to the value of dividends paid (payable date) on one Share of common stock for each Performance Unit represented by this Award, settled pro-rata in accordance with Section 2.

4. Taxes.    The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of, vesting in, or disposition of, the Performance Units.

(a) Representations.    The Participant has reviewed with his or her own tax advisors the tax consequences of this Award Agreement and the Performance Units granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of his or her receiving this Award Agreement and the Performance Units granted hereunder.

(b) Payment of Withholding Taxes.    The Participant shall make appropriate arrangements with the Company for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to any Performance Units that settle in Shares of Common Stock in accordance with Section 2. The Committee shall have the sole authority to determine whether a “net withholding” may be permitted or is required for purposes of Participant satisfying his or her obligations under this Section 4(b). Participant hereby acknowledges his or her understanding that the Company’s obligations under this Award Agreement are fully contingent on Participant first satisfying this Section 4(b). Therefore, a failure of Participant to reasonably satisfy this Section 3 in accordance with the Committee’s sole and absolute discretion shall result in the automatic termination and expiration of this Award Agreement and the Company’s obligations hereunder. Participant hereby agrees that a breach of this Section 3(b) shall be deemed to be a material breach of this Award Agreement.

(c) No Application of Section 409A.    he Performance Units and this Award Agreement are intended to avoid the application of Section 409A of the Code (“Section 409A”) because there is no deferral arrangement. Notwithstanding any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate for the Performance Units to comply with Section 409A.

5. Transferability of Performance Units.    The Performance Units may not be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may designate one or more beneficiaries of Participant’s Performance Units in the event of Participant’s death on a beneficiary designation form provided by the Committee. The terms of this Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of Participant.

6. Rights as a Shareholder of the Company.    Participant’s receipt of the grant of Performance Units pursuant to this Award Agreement shall provide and confer no rights to or status as a shareholder or equity holder of the Company. Without limiting the foregoing, the holding of Performance Units shall NOT confer any right to: (i) vote; (ii) bring derivative actions; (iii) inspect books and records of the Company; (iv) receive dividends or other distributions except as provided in Section 2; or (v) have any other rights accorded owners of the Company’s shareholders or equity holders.

7. Legality of Initial Issuance.    No Shares of Common Stock shall be issued in accordance with Section 2 of this Award Agreement unless and until the Committee has determined that: (i) the Company and Participant have taken all actions required to register the Shares of Common Stock under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares of Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.

8. Notice.    Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

9. Spousal Consent.    To the extent Participant is married, Participant agrees to (i) provide Participant’s spouse with a copy of this Award Agreement prior to its execution by Participant and (ii) obtain such spouse’s consent to this Award Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as EXHIBIT A.

10. Successors and Assigns.    Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective successors and permitted assigns.

11. No Assignment.    Except as otherwise provided in this Award Agreement, Participant shall not assign any of his rights under this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of any obligations pursuant to this Award Agreement.

12. Severability.    The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

13. Amendment.    Any provision of this Award Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the parties hereto.

14. Administration and Interpretation.    Any determination by the Committee in connection with any question or issue arising under the Plan or this Award Agreement shall be final, conclusive and binding on Participant, the Company and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the Performance Units hereunder shall be submitted by Participant to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

15. Headings.    The section headings in this Award Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Award Agreement or of any particular section.

16. Counterparts.    This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of this Award Agreement by that party.

17. Entire Agreement; Governing Law.    Except as otherwise provided herein, this Award Agreement, together with the Notice and the Plan, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings, representation and agreements of the Company and Participant (whether oral or written, and whether express or implied) with respect to the subject matter hereof. This Award Agreement, together with the Notice and the Plan, are to be construed in accordance with and governed by the federal laws of the United States of America and by the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction.

18. Venue.    The Company and Participant agree that any suit, action or proceeding arising out of or related to the Notice or this Award Agreement shall be brought in the United States District Court for the Southern

District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County), and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 18 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

19. No Guarantee of Service Provider Status.    PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED PERFORMANCE UNITS OR ACQUIRING COMMON STOCK HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THIS AWARD AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S/AFFILIATE’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

20. Unsecured General Creditor.    Participant shall have no legal or equitable rights, interests or claims in any property or assets of the Company due to the Notice, this Award Agreement and the grant of Performance Units hereunder. For purposes of the payment of benefits under the Notice and this Award Agreement, Participant shall have no more rights than those of a general creditor of the Company. The Company’s obligation under the Notice and this Award Agreement shall be that of a conditional unfunded and unsecured promise to pay money or property in the future.

21. Waiver.    Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

*    *    *    *    *

EXHIBIT A

PERFORMANCE UNIT AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of                                         .

2. Each of the undersigned and the undersigned’s spouse is a resident of                                         .

3. I have read the Powell Industries, Inc., 2014 Equity Incentive Plan (the “Plan”) and the Performance Unit Award Agreement (the “Award Agreement”), by and between Powell Industries, Inc. (the “Company”), and my spouse. I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4. I understand the terms and conditions of the Award Agreement and the Plan.

5. I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Performance Units (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                     , 2014.

SPOUSE:

Signature:

Print Name:

APPENDIX B

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

Purpose of the Plan. The purpose of the Plan is to: (i) attract and retain the best available Non-Employee Directors, (ii) provide additional incentive to Non-Employee Directors, and (iii) promote the success of the Company’s business. The Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Definition. As used in this Plan, the following definitions shall apply:

“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Awarded Stock” means the Common Stock subject to an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means, except as otherwise provided in the Award Agreement, the occurrence of any of the following events:

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate, and other than any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

the sale or disposition by the Company of all or substantially all of the Company’s assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company’s stockholders;

A change in the composition of the Board occurring within a one-year period as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” are Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or

a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be a reference to any successor or amended section of the Code.

“Committee” means the Compensation Committee of the Board.

“Common Stock” means the Common Stock of the Company, or in the case of Restricted Stock Units and certain Other Stock-Based Awards, the cash equivalent thereof, as applicable.

“Company” means Powell Industries, Inc., a Delaware corporation, and any successor to Powell Industries, Inc.

“Director” means a member of the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market (formerly the NASDAQ National Market) or the NASDAQ Capital Market (formerly the NASDAQ SmallCap Market) of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(a) “Non-Employee Director” means a regular, active Director or a prospective Director of the Company, in either case who is not an employee of Powell Industries, Inc., as determined by the Committee, in its sole discretion.

(b) “Option” means a non-statutory stock option to purchase Common Stock that by its terms does not qualify or is not intended to qualify as an incentive stock option under Section 422 of the Code.

(c) “Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Committee pursuant to Section 11.

(d) “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(e) “Participant” means a Non-Employee Director who has been granted an Award under the Plan.

(f) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of performance goals or other target levels of performance, or the occurrence of other events as determined by the Committee.

(g) “Plan” means this 2014 Non-Employee Director Equity Incentive Plan. The Plan was approved by the Compensation Committee of the Board on December 2, 2013, and by the Company’s stockholders on [February 26, 2104].

(h) “Prior Plans” means the following plans sponsored by Company: (i) the Non-Employee Director Restricted Stock plan and (ii) the Non-Employee Director Stock Option Plan. The Prior Plans were frozen, effective as of the date the Company’s stockholders approved the Plan at the annual meeting of the stockholders held in 2014.

(i) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8.

(j) “Restricted Stock Unit” means, pursuant to Sections 4 and 10 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

(k) “Section 16(b)” means Section 16(b) of the Exchange Act.

(l) “Share” means a share of Common Stock, as adjusted in accordance with Section 14 of the Plan.

(m) “Stock Appreciation Right” or “SAR” means, pursuant to Section 9 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market Value of a Share as of the date such SAR is exercised/settled and the Fair Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.

(n) “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

Stock Subject to the Plan.

Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is 150,000 Shares, representing the remaining shares available for issuance under the Prior Plans, plus the amount of outstanding Common Stock subject to Lapsed Awards (defined below) under the Prior Plans. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan.

Lapsed Awards.    If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares shall again be available for grant under the Plan (the “Lapsed Awards”). Similarly, the shares subject to Lapsed Awards under the Prior Plans shall add to the maximum number of Shares that are available for grant under Section 3(a) of the Plan.

Share Reserve.    The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Administration of the Plan.

Procedure.    The Committee shall administer the Plan. However, except to the extent prohibited by Applicable Law, the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it under the Plan. Such delegation may be revoked at any time.

Powers of the Committee.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, the Committee shall have the authority, in its discretion to:

determine the Fair Market Value of Awards;

approve forms of Award Agreements for use under the Plan;

determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans;

amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;

authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;

establish a program whereby Directors designated by the Committee can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance goals or other performance criteria, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and

make all other determinations that the Committee deems necessary or advisable for administering the Plan.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. However, the Committee may not exercise any right or power reserved to the Board.

Effect of the Committee’s Decision.    The Committee’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in the Plan.

Indemnification.    The Company shall defend and indemnify members of the Board, officers and employees of the Company or of a Parent or Subsidiary whom authority to act for the Board, the Committee or the Company is delegated (“Indemnitees”) to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys’ fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a “Claim”), to which any of them is a party by reason of any action taken or failure to act in connection with the Plan, or in connection with any Award granted under the Plan; and (ii) all amounts required to be paid by them in settlement the Claim (provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent he is determined in such Claim to be liable for gross negligence, bad faith or intentional misconduct. In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company’s expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.

Eligibility.    Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards may be granted to Directors.

Special Annual Limitations.    Subject to Section 14 of the Plan, the maximum number of Shares that may be subject to Options or Stock Appreciation Rights granted to any Participant in any calendar year shall equal 12,000 Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant. Subject to Section 14 of the Plan, the maximum number of Shares that may be subject to Restricted Stock, Restricted Stock Units and Other Stock-Based Awards granted to any Participant in any calendar year shall equal 4,000 Shares.

Options.

Term of Option.    The term of each Option shall be stated in the Award Agreement.

Option Exercise Price and Consideration.

Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Committee, subject to the following:

The per Share exercise price shall be determined by the Committee, but shall not be less than Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 409A of the Code.

Waiting Period and Exercise Dates.    At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Committee, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

Form of Consideration.    The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

cash;

check;

consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

any combination of the foregoing methods of payment; or

any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

Exercise of Option.

Procedure for Exercise; Rights as a Stockholder.    Any Option granted under this Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option by the number of Shares as to which the Option is exercised.

Termination of Relationship as a Non-Employee Director.    If a Participant ceases to be a Non-Employee Director, other than upon the Participant’s death or Disability, the Participant may exercise his Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 90 days following the Participant’s termination after which the Option shall terminate. Unless otherwise provided by the Committee, if on the date of termination the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate, and the remaining Shares covered by the Option shall revert to the Plan.

Disability of Participant.    If a Participant ceases to be a Non-Employee Director as a result of his Disability, the Participant may exercise his Option, to the extent vested, within the time specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If no time for exercise of the Option on Disability is specified in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant’s termination for Disability. Unless otherwise provided by the Committee, on the date of termination for Disability, the unvested portion of the Option shall revert to the Plan. If after termination for Disability, the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate and the remaining Shares covered by such Option shall revert to the Plan.

Death of Participant.    If a Participant dies while a Non-Employee Director, the Option, to the extent vested, may be exercised within the time specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his death; provided that such designation must be acceptable to the Committee. If no beneficiary has been designated by the Participant, then the Option may be exercised by the personal representative of the Participant’s estate, or by the persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Award Agreement does not specify a time within which the Option must be exercised following a Participant’s death, it shall be exercisable for 12 months following his death. Unless otherwise provided by the Committee, if at the time of death, the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not exercised as to all of the vested Shares within the time specified by the Committee, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

Restricted Stock.

Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board, in its sole discretion, shall determine.

Restricted Stock Agreement.    Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Board, in its sole discretion, shall determine. Unless the Board determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.

Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practical after the last day of the Period of Restriction. The Board, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.

Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

Stock Appreciation Rights

Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to Participants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Board shall have complete discretion to determine the number of SARs granted to any Participant. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the sole discretion to accelerate exercisability at any time.

SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) shall also apply to SARs.

Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, the payment upon the exercise of a SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

Restricted Stock Units.    Restricted Stock Units shall consist of a Restricted Stock, performance share or performance unit award that the Committee, in its sole discretion permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Committee

Other Stock-Based Awards.    Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Board shall have authority to determine the Non-Employee Directors to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award should be paid in cash.

Leaves of Absence.    Unless the Committee provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to the Company as a Non-Employee Director as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence.

Non-Transferability of Awards.    Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by shall or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

Adjustments; Dissolution or Liquidation; Change in Control.

Adjustments.    In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Committee deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Committee, in its sole discretion, may provide for a Participant to have the right to exercise his Award, to the extent applicable, until 10 days prior to the transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.

Change in Control.    This Section 14(c) shall apply except to the extent otherwise provided in the Award Agreement.

Stock Options and SARs.    In the event of a Change in Control, the Participant shall fully vest in and have the right to exercise each outstanding Option and SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. The Committee shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period.

Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock-Based Awards.    In the event of a Change in Control, the Participant shall fully vest in each outstanding Award of Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, and Other Stock-Based Award, including as to Shares or Units that would not otherwise be vested, all applicable restrictions shall lapse, and all performance objectives and other vesting criteria shall be deemed achieved at targeted levels.

Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Board makes the determination granting such Award, or a later date as is determined by the Board. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

Board and Stockholder Approval; Term of Plan.    The Plan became effective on December 2, 2013, subject to approval from the Company’s stockholders. From its effectiveness, the Plan shall continue in effect for a term of ten years unless terminated earlier under Section 18 of the Plan.

Amendment and Termination of the Plan.

Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

Effect of Amendment or Termination.    No amendment, alteration, suspension, or termination of the Plan shall materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under the Plan prior to the date of termination.

Conditions upon Issuance of Shares.

Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(o) Taxes.    Participants shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award.

Severability.    Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

No Rights to Awards.    No eligible Non-Employee Director or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee shall be obligated to treat Participants or any other person uniformly.

No Stockholder Rights.    Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

Fractional Shares.    No fractional Shares shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

Governing Law.    The Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law principles that direct the application of the laws of another state.

Unfunded Obligation.    This Section 25 shall only apply to Awards that are not settled in Shares. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

Section 409A.    It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.

In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

Construction.    Headings in this Plan are included for convenience and shall not be considered in the interpretation of the Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.

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NOTICE OF RESTRICTED STOCK AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Award (this “Notice”), the Restricted Stock Award Agreement attached hereto (the “Award Agreement”), and the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the “Plan”), the below individual (the “Participant”) is hereby granted the below number of Shares (the “Covered Shares”) of common stock in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Number of “Covered Shares”:
Purchase Price per Share:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Director, and the terms of the Plan and this Award Agreement, the Covered Shares shall vest in accordance with the following vesting schedule (the “Vesting Schedule”):

[INSERT VESTING SCHEDULE]

[SIGNATURES ON NEXT PAGE]

By your signature and the signature of the Company’s representative below, the Participant and the Company agree that the Covered Shares granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the Covered Shares subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice. The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Award (the “Notice”), this Restricted Stock Award Agreement (the “Award Agreement”), and the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the “Plan”), the individual set forth in the Notice (the “Participant”) is hereby granted Shares of common stock (the “Covered Shares”) in Powell Industries, Inc. (the “Company”). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

Purchase Price Per Share.    If the Covered Shares are subject to a purchase price, as set forth in the Notice, the Participant shall have the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Committee from time to time.

Vesting Schedule and Risk of Forfeiture.

(a) Vesting Schedule.    Subject to the Participant’s continuous service with the Company as a Director, the Covered Shares shall vest in accordance with the Vesting Schedule provided in the Notice.

(b) Risk of Forfeiture.    The Covered Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. All or any portion of the Covered Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant’s continuous status as a Director is interrupted or terminated for any reason other than as permitted under the Plan. The Company shall implement any forfeiture under this Section 2 in a unilateral manner, without Participant’s consent, and with no payment to Participant, cash or otherwise, for the forfeited Covered Shares.

Transfer Restrictions.    The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule. Any attempt to transfer Covered Shares in violation of this Section 3 shall be null and void and shall be disregarded. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

Escrow of Shares.    For purposes of facilitating the enforcement of the provisions of the Notice, this Award Agreement and the Plan, the Participant agrees, immediately upon receipt of the certificate(s) for the Covered Shares (i) to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, (ii) executed in blank by the Participant and with respect to each such stock certificate, (iii) to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Covered Shares have not vested pursuant to the Vesting Schedule or until such time as this Award Agreement is no longer in effect. Such escrow agent shall have the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Award Agreement in accordance with the terms hereof. The Participant hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to enter into the Notice and this Award Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Participant agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of Covered Shares, the escrow holder will, without further order or instruction, transmit to the Participant the certificate evidencing such Shares.

Additional Securities.    Any securities or cash received as the result of an adjustment provided for in Section 15 of the Plan (the “Additional Securities”) shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule. If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any transaction under Article 15 of the Plan, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or Additional Securities in exchange for the certificates of the replacement securities.

Distributions.    The Company shall disburse to the Participant all regular cash dividends with respect to the Shares and Additional Securities, whether vested or otherwise, on the same payment date dividends are disbursed to other shareholders of the Company. Such dividends shall be fully vested on the date the dividends are disbursed and shall not be subject to the Vesting Schedule.

Taxes.    The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of (or purchase of), vesting in, or disposition of, the Covered Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase, vesting, or disposition of the Covered Shares and that the Participant is not relying on the Company for any tax advice.

(a) Representations.    The Participant has reviewed with his own tax advisors the tax consequences of this investment and the transactions contemplated by this Award Agreement, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(b) Section 83(b) Election.    The Participant hereby acknowledges that he or she has been informed that if he or she makes a timely election (the “Election”) pursuant to Section 83(b) of the Code to be taxed currently on any difference between the Fair Market Value of the Covered Shares and any purchase price paid, this will result in a recognition of taxable income to the Participant on the date the Covered Shares were granted. Absent such an Election, taxable income will be measured and recognized by the Participant at the time or times on which the Covered Shares become vested. The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the Covered Shares granted pursuant to the Plan and this Award Agreement, and the advisability of filing the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit B.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S OR ANY AFFILIATE TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY, AFFILIATE OR THEIR REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

8. Legality of Initial Issuance.    No Covered Shares shall be issued unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Covered Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Covered Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.

9. Restrictive Legends.    The share certificate evidencing the Covered Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable U.S. federal, state securities laws and under any other Applicable Law):

(a) On the face of the certificate:

“TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH THE CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE”

(b) On the reverse of the certificate:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN POWELL INDUSTRIES, INC. 2014 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN HOUSTON, TEXAS. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN.”

10. Restrictions on Transfer.

(a) Stop-Transfer Notices.    The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and applicable law, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b) Rights of the Company.    The Company shall not (i) record on its books the transfer of any Covered Shares that have been sold or transferred in contravention of this Award Agreement or (ii) treat as the owner of Covered Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Covered Shares have been transferred in contravention of this Award Agreement. Any transfer of Covered Shares not made in conformance with this Award Agreement shall be null and void and shall not be recognized by the Company.

11. Entire Agreement; Governing Law; and Amendments.    The provisions of the Plan and the Notice are incorporated herein by reference. The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that country.

12. Construction; Severability.    The captions used in this Award Agreement are inserted for convenience and shall not be deemed a part of the Shares for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. The validity, legality or enforceability of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

13. Administration and Interpretation.    Any question or dispute regarding the administration or interpretation of the Plan or this Award Agreement shall be submitted by the Participant or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

14. Venue.    The Company, the Participant and the Participant’s assignees agree that any suit, action or proceeding arising out of or related to the Plan or the Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County) and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15. Notices.    Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

16. Spousal Consent.    To the extent the Participant is married, the Participant agrees to (i) provide the Participant’s spouse with a copy of the Notice and this Award Agreement prior to its execution by Participant and (ii) obtain such spouse’s consent to this Agreement as evidenced by such spouse’s execution of the Spousal Consent attached hereto as Exhibit C.

17. Counterparts.    This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

18. Assignment.    Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under this Award Agreement without the written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of its obligations hereunder.

*  *  *  *  *

EXHIBIT A

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers unto                                         ,                              (                    ) shares of the Common Stock of Powell Industries, Inc. (the “Company”), standing in his or her name on the books of the Company represented by Certificate No.                      herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company with the power of attorney to transfer the said stock in the books of the Company with full power of substitution.

Dated:
Signature of Participant

Print Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1. The taxpayer who performed the services is:

Name:

Address:

Social Security No.:

Taxable Year:

2. The property with respect to which the election is made is              shares of the common stock of Powell Industries, Inc. (the “Company”).

3. The property was transferred to the undersigned on                     .

4. The property is subject to a forfeiture condition pursuant to which the issuer has the right to acquire the property without compensation to the taxpayer if for any reason taxpayer’s service with the issuer is terminated. The forfeiture condition lapses in a series of installments depending on certain conditions set forth in an Award Agreement.

5. The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $             per share x              shares = $            .

6. For the property transferred, the undersigned paid $             per share x              shares = $            .

7. The amount to include in gross income is $             [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

8. A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9. This statement is executed on             ,             .

Signature of Spouse (if any)	Signature of Taxpayer

This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which Holder files his or her federal income tax returns. This filing should be made by registered or certified mail, return receipt requested. Holder must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records, and deliver another additional copy to the Company.

EXHIBIT C

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of                                                                                  .

2. Each of the undersigned and the undersigned’s spouse is a resident of                                                          .

3. I have read the Powell Industries, Inc. 2014 Non-Employee Equity Incentive Plan (the “Plan”) and the Restricted Stock Award Agreement (the “Award Agreement”), by and between Powell Industries, Inc. (the “Company”), and my spouse. I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4. I understand the terms and conditions of the Award Agreement and the Plan.

5. I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Shares (it being understood that this Spousal Consent shall in no way be construed to create any such interest). I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of                     , 2013.

SPOUSE:

Signature:

Print Name:

0 14475 POWELL INDUSTRIES, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 26, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Scott E. Rozzell and John D. White, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Powell Industries, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Powell Industries, Inc., to be held at the offices of the Company at 723 Airport Boulevard, in Houston, Texas 77061, on Wednesday, February 26, 2014 at 11:00 a.m., Houston time, at any adjournment thereof, as follows: (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF POWELL INDUSTRIES, INC. February 26, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.shareholder.com/powell/annual-proxy.cfm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the nominees listed below (except as indicated below) to the Board of Directors, class of 2017. O EUGENE L. BUTLER O CHRISTOPHER E. CRAGG O BONNIE V. HANCOCK 2. To approve the Company’s 2014 Equity Incentive Plan. 3. To approve the Company’s 2014 Non-Employee Director Equity Incentive Plan. 4. To approve, on an advisory basis, the compensation of executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement (“say-on-pay”). 5. In their discretion with respect to (1) any other matters as may properly come before the meeting and any adjournment thereof, (2) approval of the minutes of the prior meeting, if such approval does not amount to ratification of the action taken at that meeting, (3) the election of any other person as a director if a nominee named above is unable to serve or for good cause will not serve, and (4) matters incident to the conduct of the meeting. If properly executed, this voting instruction will be voted as directed herein. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE ABOVE PROPOSALS, SHARES ALLOCATED WILL BE VOTED “FOR” THE BOARD OF DIRECTORS’ NOMINEES. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES, “FOR” THE APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN, “FOR” THE APPROVAL OF THE COMPANY’S 2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN AND “FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- Please detach along perforated line and mail in the envelope provided. ---------------- 20333300000000000000 0 022614 FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.